PROSPECTUS

Goldman Sachs Private Markets Fund 2018 (A) LLC

Limited Liability Company Units

Goldman Sachs Private Markets Fund 2018 (A) LLC, a newly organized Delaware limited liability company (the “Fund”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is offering common units of limited liability company interests (the “Units”).

The Fund’s investment objective is to seek total return through a fund of funds strategy. The Fund will pursue its investment objective by investing all or substantially all of its net assets in Goldman Sachs Private Markets Fund 2018 LLC, a Delaware limited liability company that is also registered under the 1940 Act (the “Master Fund”), which in turn will make investments. The Master Fund intends to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private pooled investment vehicles (“Portfolio Funds”). Portfolio Funds will consist principally of blind pool vehicles, focused on a diversified set of private equity strategies, which may include middle-market buyout, large buyout, distressed, growth equity, credit, venture capital, and industry focused strategies. On an opportunistic basis, the Master Fund may also invest in “substantially funded” Portfolio Funds (i.e., Portfolio Funds that, in general, are at least 10% invested or committed immediately prior to the Fund’s investment). Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Master Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps. There can be no assurance that the Fund and the Master Fund will achieve their investment objective or that their investment program will be successful.

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Because the Fund is newly organized, it has no operating history.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any of the Fund’s Units, you should read the discussion of the principal risks of investing in the Fund, which are summarized in the section entitled “Principal Risks of the Fund” beginning on page 27.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in the Fund is speculative with a substantial risk of loss. The Units are not listed on any securities exchange, and no market for the Units exists or is expected to develop. An investment in the Fund is only suitable for investors who have no need for liquidity in the investment. Unitholders generally are not able to redeem their Units or withdraw from the Fund for the life of the Fund. In addition, Units may be transferred only in limited circumstances as set forth in “Prospectus Summary—Redemption and Transfers of Units.”

Under certain circumstances, an investor in the Fund may forfeit up to 25% of its investment if the investor fails to meet capital calls as set forth in “Prospectus Summary—Defaults.”

The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that may be subject to repayment by the Fund. A portion or all of any distribution of the Fund may consist of a return of capital.

The Fund is a partnership for tax purposes and will provide Schedule K-1 tax reporting information to its investors. Each investor will be responsible for the preparation and filing of such investor’s own income tax returns. Additionally, each investor should anticipate and expect to file for extension for the completion of its U.S. federal, state, local, non-U.S. and/or other income tax returns. Investors are urged to consult with your own tax, accounting and legal advisers regarding an investment in the Fund.

	Per Unit	Total
Public offering price	At Current NAV	$200,000,000
Sales load	$0	$0
Proceeds, after expenses, to the Fund (1)	Amount Invested at Current NAV	Up to $200,000,000

(1)

Goldman Sachs Asset Management, L.P. (and not the Fund) has agreed to pay all organizational expenses of the Fund. The estimated offering expenses of the Fund are $303,705; however, Goldman Sachs Asset Management, L.P. has agreed to limit the offering expenses of the Fund to $260,000. Estimated offering expenses does not include the Distribution and Serving Fee payable by the Fund in connection with the issuance and sale of Units. For more information, please see “Fund Fees and Expenses.”

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The Portfolio Funds are to be identified by the Goldman Sachs Alternative Investments & Manager Selection Group (the “AIMS Group” or “AIMS”), part of Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), the investment adviser to the Fund and the Master Fund. The Master Fund currently expects to make commitments to six to eight Portfolio Funds prior to the end of the Investment Period (as defined below). The Investment Adviser, in its discretion, may cause the Master Fund to make commitments to a lesser or a greater number of Portfolio Funds. In addition, due to timing and other constraints, the Investment Adviser may end up committing the Master Fund to a smaller number of Portfolio Funds than it would otherwise have planned.

AIMS will select the Portfolio Funds based on, among other factors, an evaluation of the manager of each Portfolio Fund (each, a “Portfolio Manager”), including each Portfolio Manager’s team, strategy, track record, and market reputation. AIMS expects to identify primarily established Portfolio Managers that are experienced private equity investors.

Each company, security or other entity in which a Portfolio Fund makes an investment is referred to herein as a “Portfolio Asset.”

Leverage. The Fund intends to use leverage (including through the Master Fund) to seek to achieve its investment objective. The Fund’s use of leverage is subject to risks and will cause the Fund’s net asset value (“NAV”) to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. There is no assurance that the Fund’s leveraging strategies, if employed, will be successful. See “Principal Risks of the Fund—Risks Arising from the Fund’s Terms and the Terms of the Fund’s Investments—Borrowing.”

Subject to applicable law, the Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes or Preferred Units (as defined in “Prospectus Summary—Preferred Units”) issued by the Master Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors. See “Fund Fees and Expenses.”

In addition, the Fund may engage in investment management techniques other than those noted above that may have similar effects as leverage, including, among others, forward foreign exchange contracts, swaps (including total return and interest rate swaps), loans of portfolio securities, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. The Fund does not intend to use derivatives for non-hedging purposes. The Fund may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser’s assessment of market conditions and the investment environment, and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund will utilize any form or combination of leverage.

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the SEC a Statement of Additional Information (“SAI”), as may be amended, supplemented or restated from time to time, containing additional information about the Fund. The SAI is incorporated by reference into, and is legally considered part of, this prospectus. The Table of Contents of the SAI appears in Appendix A of this prospectus. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund.

The Fund’s SAI and the annual and semi-annual reports (when available), as well as additional information about the Fund may be found on the Fund’s investor web portal or by calling 312-655-4702. Information found on the Fund’s investor web portal is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus.

The Units do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Certain information contained in this prospectus constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “aim,” “contemplate,” “estimate,” “intend,” “continue,” “target,” “plan” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of the Fund may differ materially from those reflected or contemplated in the forward-looking statements. All references in this prospectus to “we” and “our” refer to the AIMS Group, part of GSAM, which is part of Goldman Sachs’ Investment Management Division, unless the context requires otherwise.

The Goldman Sachs Group, Inc. (or any successor to its business), together with Goldman Sachs & Co. LLC, GSAM, the Investment Management Division of The Goldman Sachs Group, Inc. and their respective subsidiaries and affiliates are referred to collectively herein as “Goldman Sachs.”

Notwithstanding the foregoing or anything else contained in this prospectus to the contrary, Goldman Sachs agrees that, subject to applicable law, each prospective purchaser of Units (and employees, representatives and other agents of the prospective purchaser) may disclose any and all aspects of the offering and ownership of Units or any potential transaction or structure described herein that are necessary to support any U.S. federal or state income tax benefits therefrom and all materials of any kind (including tax opinions or other tax analyses) related thereto, without Goldman Sachs imposing any limitation of any kind.

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090 or on the EDGAR database on the SEC’s internet site (http://www.sec.gov).

You should rely only on the information contained or incorporated by reference in this prospectus and the accompanying SAI. Neither the Fund nor the placement agent has authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. None of the Investment Adviser, Goldman Sachs and the placement agent is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

The following is only a summary of certain information relevant to an investment in the Fund. This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the accompanying Statement of Additional Information (“SAI”), especially the information set forth in this prospectus under the heading “Principal Risks of the Fund.”

The Fund	Goldman Sachs Private Markets Fund 2018 (A) LLC (the “Fund”) is a limited liability company organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Units of the Fund are primarily offered through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“GS&Co.”), including brokers, dealers, registered investment advisers and certain other financial institutions.

Master/Feeder Structure	The Fund will pursue its investment objective by investing all or substantially all of its net assets in Goldman Sachs Private Markets Fund 2018 LLC, a Delaware limited liability company that is also registered under the 1940 Act (the “Master Fund”), which in turn will make investments. The Fund has the same investment objective, investment policies and restrictions as the Master Fund.

In addition, another feeder fund that will invest in the Master Fund alongside the Fund has been established, and other additional feeder funds may be established from time to time. Such additional feeder funds may be established for different investors with different terms and conditions. The Master Fund may only accept direct investments from (i) Goldman Sachs employees and their related entities; (ii) the Fund or another feeder fund; and (iii) Managers (as defined below) of the Fund.

Offering of Units	The anticipated aggregate offering size for the Master Fund is approximately $350 million (or higher, in the discretion of the Board (as defined below)).

The first date on which the Fund accepts commitments for common units of limited liability company interests (“Units”) in the Fund, other than from the initial unitholder (the “Initial Unitholder”), is referred to as the “Initial Closing Date” and the first date on which Units are issued, other than to the Initial Unitholder, is referred to as the “Initial Issuance Date.” The date on which Units are issued after the Initial Issuance Date is referred to as the “Subsequent Issuance Date.”

Following the acceptance by the Fund of a subscription agreement executed by a prospective unitholder and the admission of such unitholder to the Fund, such unitholder shall become a member in the Fund (a “Unitholder”) and shall be subject to the provisions of the subscription agreement and the limited liability company agreement of the Fund, as amended or restated from time to time (the “Operating Agreement”).

Units will initially be offered at a price of $20.00 per Unit.

Unitholders are entitled to receive dividends or other distributions declared by the Board and will be entitled to one vote for each Unit held on all matters submitted to a vote of the Unitholders.

Board	The Fund will be managed by a board of managers (the “Board,” and each person who serves on the Board, a “Manager”), a majority of which will be comprised of individuals who are independent of Goldman Sachs.

Listing	The Units will not be listed on any securities exchange.

Goldman Sachs’ Investment; Goldman Sachs Employees’ Investments

Other than the investment held by the Initial Unitholder, it is not expected that Goldman Sachs will hold a proprietary interest in the Fund. The Initial Unitholder also holds an investment in the Master Fund.

Certain Goldman Sachs employees and their related entities may invest in the Master Fund, the Fund or another feeder fund.

Permitted Investors	Each prospective investor will be required to represent that it is (i) an “accredited investor,” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (“Securities Act”) (except that a prospective investor who is a natural person will be required to represent that his or her net worth, as determined under Rule 501(a)(5), held either individually or jointly with a spouse, is over $1,000,000 ) and (ii) a “U.S. Person,” as defined in Regulation S under the Securities Act and as defined under the United States Internal Revenue Code of 1986, as amended (the “Code”).

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including but not limited to, this prospectus, the SAI, the Fund’s form of subscription agreement and the Operating Agreement before deciding to invest in the Fund.

The Operating Agreement, the Fund’s form of subscription agreement and the limited liability company operating agreement of the Master Fund (the “Master Fund Operating Agreement”) are each governed by the laws of the State of Delaware. The Delaware courts shall have exclusive jurisdiction in relation to the Operating Agreement, the subscription agreement and the Master Fund Operating Agreement.

Term	The Fund will dissolve and terminate one year after the date by which all of its investments have been liquidated (including through sale, transfer, or otherwise) and its obligations (including contingent obligations) have terminated (or reasonable provision has been otherwise made for such obligations), unless the term of the Fund is extended by the Board with the consent of Unitholders holding a majority of Units. The Fund’s term is uncertain because it is based on the terms of the Portfolio Funds, which are uncertain. The expected terms of the Portfolio Funds are between 10 and 15 years. The term of the Fund is therefore expected to be between 11 and 16 years; however, the actual term of the Fund may be shorter or longer.

Unitholders have no right to require the Fund to redeem their Units.

Investment Objective	The Fund’s investment objective is to seek total return through a fund of funds strategy. The Fund will pursue its investment objective by investing all or substantially all of its net assets in the Master Fund, which in turn will make investments. The Master Fund intends to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private pooled investment vehicles (“Portfolio Funds”). Portfolio Funds will consist principally of blind pool vehicles, focused on a diversified set of private equity strategies, which may include middle-market buyout, large buyout, distressed, growth equity, credit, venture capital, and industry focused strategies. On an opportunistic basis, the Master Fund may also invest in “substantially funded” Portfolio Funds (i.e., Portfolio Funds that, in general, are at least 10% invested or committed immediately prior to the Fund’s investment). Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Master Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps. There can be no assurance that the Fund and the Master Fund will achieve their investment objective or that their investment program will be successful.

Investment Period	The investment period (the “Investment Period”) will commence on the Initial Issuance Date and will continue until the first anniversary of the Initial Issuance Date, unless extended in the discretion of the Investment Adviser. During the Investment Period, the Master Fund expects to make commitments to Portfolio Funds, and will manage liquidity pending capital calls from the Portfolio Funds. Prior to expiry of the Investment Period, the Fund may make capital calls for any purpose including to fund capital calls of the Master Fund’s Portfolio Funds or for other liquidity management purposes. Following the end of the Investment Period, the Fund will have the right to issue drawdowns only (i) to pay, and/or establish reserves for, actual or anticipated expenses, liabilities, including the payment or repayment of borrowings or other obligations, contingent or otherwise (including any distribution and servicing fees and, indirectly through the Fund’s investment in the Master Fund, the Management Fee), whether incurred before or after the end of the Investment Period, (ii) to fulfill investment commitments made, approved, identified, or reserved for by the Investment Adviser prior to the expiration of the Investment Period, (iii) to engage in hedging transactions, or (iv) to make additional investments in existing Portfolio Funds (each, an “Additional Investment”) (including hedging transactions related to an Additional Investment). It is expected that the investment periods of the Portfolio Funds will be for periods of between two (2) and seven (7) years. Accordingly, notwithstanding the fact that the Fund’s Investment Period will expire on the first anniversary of the

Initial Issuance Date, unless extended in the discretion of the Investment Adviser, investors should expect to be subject to additional capital calls for investment purposes for a substantial period of time following expiry of the Fund’s Investment Period. For more, see “Principal Risks of the Fund—Risks Arising from the Fund’s Terms and the Terms of the Fund’s Investments—The Fund Expects to Call Capital Following Expiry of the Investment Period.”

Following the Investment Period, the Investment Adviser will continue to: (i) monitor the Master Fund’s investments, including assessing the desirability of holding such investments and engaging in secondary sales of its interests in the Portfolio Funds as appropriate; (ii) evaluate and vote on matters presented to the Master Fund by the Portfolio Funds; (iii) negotiate amendments to documents relating to the Portfolio Funds; (iv) monitor anticipated capital calls and manage the assets of the Master Fund and the Fund to ensure sufficient liquidity to meet capital calls from Portfolio Funds; (v) manage distributions from the Portfolio Funds, including possible in-kind distributions; (vi) manage the Master Fund’s use of leverage, including ensuring compliance with terms of the Master Fund’s credit agreement and assessing alternate forms of leverage; and (vii) engage in certain hedging transactions, including currency hedges and total return swaps in the event that the Master Fund receives in-kind distributions from Portfolio Funds. If the Investment Adviser determines that a Portfolio Fund is, or will be, under-performing, it may seek to sell the Master Fund’s interests in the Portfolio Fund in the secondary market. The Investment Adviser makes such determinations by assessing each Portfolio Fund’s management team, execution of its investment strategy and process, and performance returns relative to the risks of its Portfolio Assets, among other factors, on an on-going basis. Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Master Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps.

Minimum Commitments	The minimum capital commitment (the “Commitment”) of any purchaser of Units in the Fund is $50,000, although the Fund may in its discretion accept smaller Commitment amounts.

Subsequent Closings	The Fund may hold, and expects to hold, a limited number of closings subsequent to the Initial Closing Date (each date on which a subsequent closing is held, a “Subsequent Closing Date”).

Any Unitholder admitted to the Fund or increasing its Commitment on a Subsequent Closing Date (a “Subsequent Unitholder”) may be required to contribute to the Fund a percentage of its Commitment or the increased amount thereof, as applicable, equal to the percentage of Commitments that has been funded as of such date by all other Unitholders who are not affiliates of Goldman Sachs. Subsequent Unitholders will receive Units at NAV and will therefore dilute or reduce the level of other Unitholders’ interests in the Fund. If the NAV of the Fund is lower when Units are issued at a Subsequent Issuance Date than any previous issuance date (which may be more likely given the investment strategy and expenses of the Fund), Subsequent Unitholders would receive more Units for the same Commitment as Unitholders who were admitted at such previous issuance date which will result in a benefit to such Subsequent Unitholders. However, if the NAV of the Fund is higher when Units are issued at a Subsequent Issuance Date than at a previous issuance date, Subsequent Unitholders would receive fewer Units for the same Commitment as Unitholders who were admitted at such previous issuance date. Because the Fund’s expenses are expected to be higher in the beginning of its operations and dividends are paid pro rata based on outstanding Units, Subsequent Unitholders could receive more Units than other Unitholders and be entitled to a relatively larger proportion of dividends relative to the size of their Commitment.

Capital Calls	A portion of a Unitholder’s total Commitment may be due immediately upon the closing of the Unitholder’s initial investment in the Fund, and the Fund may draw down a Unitholder’s Undrawn Commitment (as defined below) over time as the Master Fund makes investments and/or, as necessary, to fund other obligations of the Fund or the Master Fund. Each Unitholder will be required to make capital contributions (up to the amount of its Undrawn Commitment) to purchase Units each time the Fund delivers a drawdown notice (a “Drawdown Notice”), which will be delivered in respect of such Commitment at least ten (10) calendar days’ prior to the required funding date (a “Capital Call Deadline”) (except that an initial funding may be required upon the Initial Closing Date). By the tenth (10th) calendar day following a Capital Call Deadline, if the Unitholder has not funded its Commitment, the Unitholder will be delinquent in its obligations. If a Unitholder is delinquent upon three occasions at any point (such occasions do not have to be consecutive), such Unitholder will be in Default as described below. The obligation of Unitholders to fund Undrawn Commitments is without defense, counterclaim or offset of any kind. Although there is no set schedule for calling capital, it is estimated that capital calls will be scheduled in the following manner (subject to the Fund’s discretion to make capital calls at different times and in different amounts):

Year 1: 10-15%

Year 2: 20-25%

Year 3: 20-25%

Year 4: 15-20%

Year 5: 10-15%

The above schedule is subject to change, including as the result of Portfolio Fund capital call and distribution activity. For example, the Fund may accelerate or extend the estimated schedule or extend any capital call, or may determine not to draw the amount of the full Commitment.

“Undrawn Commitment” shall mean, with respect to a Unitholder, the amount of such Unitholder’s Commitment as of any date reduced by the aggregate amount of capital contributions made by that investor at all previous drawdown dates and amounts reinvested by the Fund (excluding Recyclable Amounts, as defined below), and increased by any distributions made by the Fund to such Unitholder that represent Recyclable Amounts or Recallable Amounts (each as defined below).

Any amounts drawn (except for cash reserved to cover expenses and as may be needed for asset coverage or regulatory purposes) generally will be invested within approximately three (3) months of the drawdown date (such investments may take the form of a binding legal commitment). Units will be issued to a Unitholder each time capital is contributed by such Unitholder to the Fund.

Units will be issued at $20.00 per Unit on the Initial Issuance Date, and will be issued thereafter at the then-current net asset value (the “NAV”) of the Fund as calculated in accordance with the Fund’s valuation procedures. Investors understand that by agreeing to invest in the Fund, each is making an irrevocable commitment to the Fund of the entire amount of the Commitment, which will be drawn down over time. Even though not all the money will be requested immediately, if there is a capital call, Unitholders are committing to make funds available within the time designated.

Defaults	If, following the delivery of a Drawdown Notice, a Unitholder fails to fund a required capital commitment by the applicable Capital Call Deadline, and such failure remains uncured through the tenth calendar day following the applicable Capital Call Deadline (such tenth calendar day, the “Last Funding Date”), such Unitholder shall be delinquent in its obligations. Any payments made by such Unitholder after the applicable Last Funding Date (or any payments made prior to the Last Funding Date in amounts less than such Unitholder’s required capital commitment) will not be accepted by the Fund, and such Unitholder, other than a Defaulting Unitholder (as defined below), will be required to fund such capital commitment together with any new required capital commitment, in respect of the next applicable Capital Call Deadline. A Unitholder will be deemed to be delinquent as to a Capital Call Deadline if it has failed to fund the required capital commitment for that Capital Call Deadline, or if the Unitholder has any outstanding obligations in respect of a prior Capital Call Deadline which remain unsatisfied as of such Last Funding Date. If a Unitholder is delinquent upon three occasions at any point (such occasions do not have to be consecutive), such Unitholder (any such Unitholder, a “Defaulting Unitholder”) will be in default of its obligations to the Fund and the following remedies shall be imposed on such Unitholder:

• it will be prohibited from purchasing additional Units on any future drawdown date;

• it will forfeit 25% of its Units and such forfeited Units will be cancelled; and

• the Fund may pursue any other remedies against the Defaulting Unitholder available to the Fund, subject to applicable law.

In addition, the Fund may, in the Fund’s sole discretion, (i) charge the Defaulting Unitholder with the expenses and losses incurred by the Fund due to the default of the Defaulting Unitholder (with such expenses and losses charged by transferring Units of such Defaulting Unitholder on the books of the Fund), and/or (ii) take other actions with respect to Defaulting Unitholders, including without limitation borrowing funds to cover defaulted capital calls, at a rate established with a third-party lender or using the Fund’s internal capital at a rate of 8% per annum, and causing the Defaulting Unitholder to bear the interest and other costs associated with such borrowing.

A Defaulting Unitholder may be liable for an amount that is greater than the amount of capital called; however, such Defaulting Unitholder would not be liable for an amount greater than their total Commitment. None of the remedies discussed above shall result in a reduction of a Defaulting Unitholder’s Commitment or the total Commitments of the Fund.

The default mechanisms described in this section are intended to operate as a liquidated damage provision, since the damage to other Unitholders resulting from a default by the Defaulting Unitholder is both significant and not easily susceptible to precise quantification. By purchasing Units, each Unitholder agrees to these default mechanisms and acknowledges that they constitute a reasonable liquidated damage remedy for any default in the Defaulting Unitholder’s obligation of the type described.

Investment Adviser	The investment adviser of each of the Fund and the Master Fund is Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), which is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc.

Placement Agents and Fees	GS&Co. will serve as the exclusive placement agent of the Fund (the “Placement Agent”). Under the terms of a placement agent agreement with the Placement Agent, the Placement Agent is authorized to retain brokers, dealers and certain other financial intermediaries (collectively, “sub-placement agents”) for distribution services and to provide ongoing investor services and account maintenance services to Unitholders. A distribution and servicing fee is charged on an aggregate Fund-wide basis. Each compensated sub-placement agent is paid by the Placement

Agent either based on the aggregate NAV of outstanding Units, or the value of the Commitments by Unitholders, that were placed in the Fund by such sub-placement agent.

Distribution and Servicing Fee and Other Payments	Beginning on the Initial Issuance Date, the Fund will pay a distribution fee (the “Distribution Fee”), payable quarterly in arrears, initially equal to 0.125% (i.e., an annual rate of 0.50%) and a servicing fee (the “Servicing Fee”) to the Placement Agent, payable quarterly in arrears, initially equal to 0.0625% (i.e., an annual rate of 0.25%) of the total Commitments of the Fund calculated at the end of the then-current quarter for the first five years of the Fund’s term. From and after the fifth anniversary of the Initial Issuance Date, the Fund will pay a Servicing Fee, payable quarterly in arrears, equal to 0.0375% (i.e., an annual rate of 0.15%) of the Fund’s net assets calculated at the end of the then-current quarter. As used throughout this prospectus, “Distribution and Servicing Fee” shall refer, collectively, to the Distribution Fee and the Servicing Fee. The Distribution and Servicing Fee for any partial quarter will be appropriately prorated. Notwithstanding the foregoing, the Distribution and Servicing Fee will not exceed, in the aggregate, the lesser of (i) 9.5% of the aggregate Commitments drawn down by the Fund, and (ii) the maximum amount permitted by applicable law, rule or regulation (including any aggregate limits established by self-regulatory organizations including the Financial Industry Regulatory Authority (“FINRA”) or any successor thereto).

The Placement Agent will pay various sub-placement agents substantially all of the Distribution and Servicing Fee, which they will use to compensate their brokerage representatives for sales and support services.

The Placement Agent, or its affiliate, may directly place Units in the Fund, and for such directly-placed Units, will retain all or a portion of the Distribution and Servicing Fee.

The Distribution and Servicing Fee, to the extent calculated based on total Commitments of the Fund, will be payable to the Placement Agent notwithstanding the Fund’s exercise of any remedies in connection with a Defaulting Unitholder.

The Distribution and Servicing Fee is generally expected to be paid using available funds, in which case these payments will not reduce Unitholders’ Undrawn Commitments. However, the Fund may draw down Undrawn Commitments or borrow funds to pay the Distribution and Servicing Fee, in which case amounts contributed would reduce Unitholders’ Undrawn Commitments.

Sub-placement agents may charge investors additional fees or commissions other than those disclosed in this prospectus. Unitholders should contact their sub-placement agent (i.e., brokers, dealers and certain other financial intermediaries) or salesperson for more information regarding any fees and/or commissions it charges. Notwithstanding the foregoing, commissions charged by sub-placement agents may not exceed 3.00% of an investor’s Commitment.

Management Fee	The Investment Adviser has contractually agreed to waive any management fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. In consideration of the advisory services provided by the Investment Adviser, the Master Fund will pay the Investment Adviser a management fee (the “Management Fee”), based on commitments to the Master Fund and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Master Fund. The Management Fee for any partial quarter will be appropriately prorated. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Fund, the Fund would pay the Investment Adviser a management based on Commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund.

The Management Fee for each Unitholder will be calculated as a percentage of such Unitholder’s total amount of Commitments. There can be no assurance as to when capital will be invested or that all the Commitments will be called or invested by the Fund. As a result, each Unitholder will pay a Management Fee based upon its total amount of Commitments even though this total amount may not be called or invested by the Fund. The Management Fee payable by the Master Fund will be based on total Commitments to the Master Fund notwithstanding the Fund or the Master Fund’s exercise of any remedies in connection with a Defaulting Unitholder.

The Management Fee is generally expected to be paid using available funds, in which case these payments will not reduce Unitholders’ Undrawn Commitments. However, the Fund may draw down Undrawn Commitments in order to contribute such amounts to the Master Fund to pay the Management Fee, in which case amounts contributed would reduce Unitholders’ Undrawn Commitments.

The Master Fund’s investments in Portfolio Funds will also be subject to the Portfolio Funds’ management fees paid by the Portfolio Funds to their respective investment advisers, which will reduce returns to the Fund and the Master Fund.

See Principal Risks of the Fund—Risks Arising from the Fund’s Terms and the Terms of the Fund’s Investments—Management Fee is Based on Total Commitments, Including Capital That is Not Called or Invested.

Carried Interest	Neither the Fund nor the Master Fund will be subject to any “carried interest” or other form of performance compensation payable to the Investment Adviser or its affiliates. Portfolio Funds, however, will charge carried interest, thereby reducing returns to the Fund and the Master Fund.

Distributions; Timing of Distributions

Subject to the terms of any financing arrangements or other obligations or Preferred Units (as defined below), the Fund, in its sole discretion, generally will distribute available cash, net of reserves, that the Fund receives from the Master Fund as distributions from, or proceeds from the disposition of interests in, the Master Fund’s Portfolio Funds, provided that to the extent the Fund receives cash that constitutes Recyclable Amounts or Recallable Amounts (as defined below), the Fund may retain such cash for reinvestment or may distribute and recall such amount. The amount and timing of distributions will be at the Fund’s sole discretion.

The timing of distributions from Portfolio Funds will be determined at the discretion of the Portfolio Managers of such Portfolio Funds and will vary due to the nature of the Portfolio Funds and, as a result, the Board will have no control over the timing and amount of distributions from such investments.

At the election of the Investment Adviser, the Master Fund may retain proceeds received by the Master Fund from the Portfolio Funds. After the Investment Period has terminated, proceeds retained by the Master Fund would primarily be used to pay the Master Fund’s expenses, reduce leverage, or pay other obligations; however, they may be used to make additional investments in existing Portfolio Funds.

Separate from and in addition to any amounts retained or recalled for reinvestment by the Master Fund, in the event that funds are distributed to the Master Fund by a Portfolio Fund or other investment, which are subject to reinvestment in such Portfolio Fund or other investment, the Master Fund may, in its discretion, hold such amounts or distribute such amounts. If such amounts are distributed to the Unitholders, each Unitholder’s Undrawn Commitment will be increased by such amounts that represent Recyclable Amounts and Recallable Amounts.

“Underlying Commitments” shall mean the total capital commitments entered into by the Master Fund with respect to Portfolio Funds.

Recycling; Recall of Distributions

Subject to the terms of any financing arrangements or other obligations or Preferred Units (as defined below), if the Master Fund retains and reinvests distributions from, or proceeds from the disposition of interests in, a Portfolio Fund, a Unitholder’s Undrawn Commitment will be reduced by the Unitholder’s allocable portion of the amount reinvested, except to the extent such reinvested amount constitutes Recyclable Amounts with respect to such Unitholder. For this purpose, “Recyclable Amounts” means (i) aggregate contributed capital used, retained or recontributed to pay Management Fees and any other Fund or Master Fund expenses including Distribution and Servicing Fees and repayment of debt plus (ii) the amount of distributions or proceeds attributable to a particular investment where such amounts are received within two years of the capital contribution relating to such investment, but not in excess of the contributed capital in respect of such investment. For these purposes, distributions or proceeds from Portfolio Funds include sales proceeds, proceeds attributable to hedging transactions, derivative instruments and leveraged recapitalizations, dividends, distributions, interest and principal payments, or other amounts realized from a Portfolio Fund. Any such recycling is subject to Regulation M of the Securities Exchange Act of 1934, as amended.

In addition to being able to retain and reinvest proceeds as described above, the Fund may at any time retain distributions that would otherwise be made to, or recall distributions made or deemed made to the Unitholders which, in the Fund’s sole discretion, (i) are Recyclable Amounts (to the extent not previously retained and reinvested), (ii) are subject to recall or reimbursement from or recontribution by the Master Fund to or in connection with any Portfolio Fund or other investment, (iii) are required to satisfy any indemnification, reimbursement, contribution or similar obligation of the Fund or the Master Fund (including any obligation resulting from applicable law) or any other expense or obligation of the Fund or the Master Fund, including repayment of indebtedness, (iv) are related to proceeds from hedging instruments, or (v) are returned to the Unitholders without having been invested in portfolio investments (the amounts described in clauses (i)-(v) above, the “Recallable Amounts”). A Unitholder’s Undrawn Commitment will not be impacted if the Fund retains and reinvests Recyclable Amounts, or distributes and subsequently recalls Recallable Amounts.

Redemption and Transfers of Units

The Units are designed primarily for long-term investors, and prospective Unitholders should not view the Fund as a vehicle for trading purposes. Prospective investors should not invest unless they are prepared to retain their Units until the Fund liquidates. The Fund’s Units will be highly illiquid and there will be no active secondary market for the Units.

Unlike open-end funds, closed-end funds like the Fund and the Master Fund do not permit redemptions at the request of an investor. Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a Unitholder or (ii) with the written consent of the Board or the Investment Adviser, which may be withheld in each of its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the Securities Act and that the proposed transferee meets any requirements imposed by the Fund with respect to Unitholder eligibility and suitability. Units may not be pledged without written consent of the Board or the Investment Adviser, which may be withheld in each of its sole and absolute discretion. Pledged or transferred Units may be forfeited if the Unitholder who initially acquired such Units defaults on its Commitment to the Fund or if the Unitholder who subsequently acquires such Units defaults on the Commitment to the Fund after its acquisition.

Each Unitholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the review of such transfer, even if such transfer is not approved. The Fund may, but is not required to, condition its consent to any transfer upon receipt by the Fund of a written opinion of counsel for the Fund, or of other counsel reasonably satisfactory to the Fund, in form and substance satisfactory to the Fund, as to such legal matters as the Fund reasonably may request. In the event any person is or becomes the owner of Units in the Fund and such ownership would result in: the violation of any applicable law or regulation; the Fund being subject to additional regulatory or compliance requirements; the Fund being terminated under Section 708(b)(1)(B) of the Code; or the Fund being treated as a publicly traded partnership within the meaning of Section 7704(b) of the Code, the Fund reserves the right to repurchase such Units.

By purchasing Units of the Fund, each Unitholder has agreed to indemnify and hold harmless the Fund, the Investment Adviser, the Managers, the officers of the Fund, each other Unitholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses and any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Unitholder in violation of these provisions or any misrepresentation made by such Unitholder in connection with any such transfer.

Preferred Units	Although the Master Fund has no intention of issuing preferred units (“Preferred Units”) within one year of the date of this Prospectus, the Fund may offer Preferred Units as a means of providing leverage to the Master Fund under specified conditions as described in “—Leverage” below. Unitholders will not have any preemptive rights to purchase any Preferred Units that may be issued.

Furthermore, while any Preferred Units or debt securities are outstanding, the Master Fund may be prohibited from making distributions unless it meets the applicable asset coverage ratio at the time of the distribution (in which case the Fund would be unable to make distributions to its Unitholders).

By way of clarification, Preferred Units are not considered “Units,” as such term is used in this prospectus.

Expenses	The Fund shall bear all of its own expenses, including without limitation: the Distribution and Servicing Fee; its pro rata portion of all of the Master Fund’s fees and expenses (which will be borne through the Fund’s investment in the Master Fund), which will include the Management Fee, expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Master Fund’s portfolio investments; accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses; custody and escrow fees and expenses; the costs of any errors and omissions/directors and officers liability insurance or any fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Fund’s and the Master Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund or the Master Fund; interest expenses; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

In addition, the Fund shall bear its expenses relating to the offering and sale of Units, including certain fees and expenses of the Placement Agent and sub-placement agents in connection with their marketing of the Units. Notwithstanding the foregoing, certain of such fees and expenses payable to the Placement Agent and sub-placement agents paid by the Fund shall be limited such that they may not exceed 0.5% of the aggregate Commitments drawn down by the Fund (decreased to take into account similar expenses paid by the Master Fund and indirectly borne by the Fund).

The Investment Adviser has agreed to pay all organizational expenses of the Fund and the Master Fund.

Except as set forth herein or in another agreement between the Fund and the Investment Adviser, the Investment Adviser will bear all of its costs incurred in providing services to the Fund and the Master Fund.

Portfolio Fund Fees and Expenses

The Fund, through its investment in the Master Fund, will indirectly bear the management fees and carried interest allocations (or equivalent) of the Portfolio Funds and other portfolio investments; the expenses of the Portfolio Funds and other portfolio investments, including without limitation, investment-related expenses, non-investment related interest expense, administrative expenses and fees and disbursements of attorneys and accountants engaged on behalf of the Portfolio Funds and other portfolio investments, and other ordinary and extraordinary expenses.

Managers of Portfolio Funds generally charge their Portfolio Funds (a) a management fee of between 1.50% and 2.50% of capital committed or assets under management and (b) a performance allocation of between 20% and 30% of net profits. Managers of other portfolio investments may charge similar fees and allocations. These fees and performance allocations, as well as any other expenses incurred by the Portfolio Funds and other portfolio investments, will be passed through to the Master Fund and thereby indirectly to the Unitholders of the Fund.

Portfolio Funds typically exhibit “J-curve” performance, such that a Portfolio Fund’s net asset value typically declines during the early portion of the Portfolio Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains. As the Portfolio Fund matures and as Portfolio Assets are sold, the Investment Adviser believes that the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all the Portfolio Funds in which the Master Fund invests will exhibit this pattern of investment returns.

Leverage	The Fund or the Master Fund (as applicable) may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, including to bridge funding shortfalls for investments in advance of drawdowns, as part of the Master Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, and to facilitate the Master Fund’s hedging activities. The Fund and the Master Fund will be limited in their ability to borrow (or guarantee other obligations) to amounts such that the Fund’s or the Master Fund’s asset coverage ratio (as defined in the 1940 Act) would be less than 300%, calculated at the time of such incurrence (i.e., the value of each of the Fund’s and the Master Fund’s total assets less liabilities other than the principal amount represented by indebtedness must be at least 300% of the principal amount represented by indebtedness at the time of incurrence). Subject to the restrictions of the 1940 Act, the Master Fund may also engage in leverage through the use of one or more partnerships or other pass-through entities in which the sole beneficial interest holder is the Master Fund. To the extent permitted by applicable law including the 1940 Act, the Master Fund may guarantee the obligations of these investment vehicles and/or assign and pledge assets of the Master Fund, which may include undrawn commitments of its Unitholders, to these investment vehicles in order to secure borrowings or other leverage.

The Portfolio Funds in which the Master Fund invests may utilize leverage in their investment or operational activities. Such borrowings, however, are not subject to the aforementioned asset coverage ratio test. Accordingly, the Fund, through its investment in the Master Fund may be exposed to the risk of highly leveraged investment programs and strategies. See “Principal Risks of the Fund—Risks Arising from the Fund’s Terms and the Terms of the Fund’s Investments—Borrowing.”

Valuations	The Master Fund’s and the Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. It is expected that the Master Fund’s investments will consist primarily of Portfolio Funds for which market quotations are not readily available. Where accurate quotations are not readily available, the Master Fund’s and the Fund’s assets will be valued at their fair market value as determined by the Investment Adviser in good faith, taking into consideration all available information and other factors that the Investment Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board. The Investment Adviser may rely on the most recent valuations and other information provided by the Portfolio Managers of Portfolio Funds, except where the

Investment Adviser may reasonably determine additional factors should be considered and reflected.

Records and Reports	The Investment Adviser will maintain and preserve on behalf of the Fund during its term all accounts, books and other relevant Fund documents. Annual and quarterly reports, including audited financial statements filed with the SEC, will be made available to Unitholders. The Fund will provide Schedule K-1 tax reporting information to its investors.

Risks and Potential Conflicts of Interest

An investment in the Fund involves a significant degree of risk, including the risk of a complete loss of capital, and Unitholders should be aware that conflicts of interest may arise in connection with the operation of the Fund. Please see “Principal Risks of the Fund” beginning on page 27 and “Potential Conflicts of Interest” in the SAI. Prospective investors should consult with their independent legal counsel and other advisors before deciding whether to invest in the Fund.

Certain Tax Considerations	The Fund and the Master Fund expect (and the remainder of this discussion assumes) that each will be treated as a partnership for U.S. federal income tax purposes. Accordingly, the Fund generally will not itself be subject to U.S. federal income tax but each Unitholder generally will be required to take into account, for U.S. federal income tax purposes, its allocable share of the Fund’s items of income, gain, loss, deduction, and/or credit for the taxable year of the Fund ending within or with the taxable year of the Unitholder, substantially as if the items had been realized directly by the Unitholder (without regard to whether such Unitholder has received or will receive corresponding distributions from the Fund). In addition, Unitholders may be subject to certain limitations on the deductibility of Fund losses and expenses and certain adverse tax consequences (including in respect of “timing” and “character” and an interest charge) in connection with an investment in a “controlled foreign corporation” or “passive foreign investment company”. Accordingly, a Unitholder should expect to be subject to taxation, including at ordinary income tax rates, by virtue of its investment in the Fund without receiving cash distributions sufficient to pay the related taxes.

In addition to U.S. federal income tax obligations, Unitholders should expect to be required to file tax returns and/or pay taxes in the U.S. state and local jurisdictions in which the Fund directly or indirectly invests or otherwise operates. However, because of the Fund’s structure, Unitholders are not expected to be required to file tax returns in the non-U.S. jurisdictions in which the Fund indirectly invests or is otherwise considered to be doing business, although no assurances can be provided in this regard. In any event, Unitholders should expect the Fund and/or the entities through which it invests, including the Master Fund, to be subject to taxes in any such jurisdiction, and any such taxes could be material.

After the end of the Fund’s tax year, Unitholders will be provided with tax information for use in the preparation of tax returns. In the likely event that the Fund does not receive all of the underlying tax information necessary to prepare the proper tax forms on a timely basis, the Fund will be unable to provide timely final tax information to the Unitholders. Each Unitholder will be responsible for the preparation and filing of such Unitholder’s own income tax returns. Additionally, each Unitholder should anticipate and expect to file for extensions for the completion of its U.S. federal, state, local, non-U.S. and/or other income tax returns. The Fund will attempt to provide timely tax estimates of each Unitholder’s tax obligations, although these tax estimates may materially change.

A substantial portion of a tax-exempt Unitholder’s share of any income from the Fund (and possibly the gain on the sale of all or a portion of its Units) should be expected to constitute unrelated business taxable income (“UBTI”). There are no restrictions on the Fund’s ability to recognize income that could be characterized as UBTI. Each tax-exempt Unitholder should expect to be subject to U.S. federal income taxes and tax filing obligations on any such UBTI, and may also be subject to U.S. state and local taxes and tax filing obligations in the U.S. state and local jurisdictions in which the income giving rise to such UBTI is generated.

Moreover, the Fund and the Master Fund will not control the investment or operational activities of the Portfolio Funds and generally will be limited in its ability to avoid adverse tax consequences arising from such sources.

Each prospective investor is urged to consult its tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax and/or filing consequences of an investment in the Fund.

Please see “Principal Risks of the Fund—Tax Risks” and the section entitled “Certain Tax Considerations and Risks” in the SAI.

Limitation on Liability	The Investment Adviser and its affiliates will have limited liability to the Master Fund, the Fund and the Unitholders to the fullest extent permitted by applicable law.

Fiscal and Tax Year End	The Fund’s and the Master Fund’s fiscal year for financial reporting purposes is the 12-month period ending on March 31 and the Fund’s and the Master Fund’s taxable year is the 12-month period ending on December 31.

Legal Counsel	Dechert LLP (“Dechert”) is acting as counsel to the Fund, and Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”) is acting as counsel to the Investment Adviser. Neither Dechert nor Fried Frank represents any Unitholder in the Fund. Each Unitholder should consult with its own counsel as to the legal and tax aspects of an investment in the Fund and its suitability for such Unitholder.

Auditors	PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

Transfer Agent, Custodian and Administrator	GS&Co. will serve as the transfer agent of the Fund. State Street Bank and Trust Company (“State Street”) will serve as the Fund’s Custodian and Administrator.

FUND FEES AND EXPENSES

General

The Fund shall bear all of its own expenses, including without limitation: the Distribution and Servicing Fee; its pro rata portion of all of the Master Fund’s fees and expenses (which will be borne through the Fund’s investment in the Master Fund), which will include the Management Fee, expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Master Fund’s portfolio investments; accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses; custody and escrow fees and expenses; the costs of any errors and omissions/directors and officers liability insurance or any fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Fund’s and the Master Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund or the Master Fund; interest expenses; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

In addition, the Fund shall bear its expenses relating to the offering and sale of Units, including certain fees and expenses of the Placement Agent and sub-placement agents in connection with their marketing of the Units; however, the Investment Adviser has agreed to limit the offering expenses of the Fund to $260,000. Notwithstanding the foregoing, certain of such fees and expenses payable to the Placement Agent and sub-placement agents paid by the Fund shall be limited such that they may not exceed 0.5% of the aggregate Commitments drawn down by the Fund (decreased to take into account similar expenses paid by the Master Fund and indirectly borne by the Fund).

The Investment Adviser has agreed to pay all organizational expenses of the Fund and the Master Fund.

Except as set forth herein or in another agreement between the Fund and the Investment Adviser, the Investment Adviser will bear all of its costs incurred in providing services to the Fund and the Master Fund.

Management Fee

The Investment Adviser has contractually agreed to waive any management fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. In consideration of the advisory services provided by the Investment Adviser, the Master Fund will pay the Investment Adviser the Management Fee, based on commitments to the Master Fund and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Master Fund. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Fund, the Fund would pay the Investment Adviser a management fee based on Commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund. The Management Fee for any partial quarter will be appropriately prorated.

The Management Fee is generally expected to be paid using available funds, in which case these payments will not reduce Unitholders’ Undrawn Commitments. However, the Fund may draw down Undrawn Commitments in order to contribute such amounts to the Master Fund to pay the Management Fee, in which case amounts contributed would reduce Unitholders’ Undrawn Commitments.

The Master Fund’s investments in Portfolio Funds will also be subject to the Portfolio Funds’ management fees, which will reduce the returns to the Fund and the Master Fund.

Distribution and Servicing Fee and Other Payments

Under the terms of a placement agent agreement with the Placement Agent, the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Unitholders. Beginning on the Initial Issuance Date, the Fund will pay a distribution fee (the “Distribution Fee”), payable quarterly in arrears, initially equal to 0.125% (i.e., an annual rate of 0.50%) and a servicing fee (the “Servicing Fee”) to the Placement Agent, payable quarterly in arrears, initially equal to 0.0625% (i.e., an annual rate of 0.25%) of the total Commitments of the Fund calculated at the end of the then-current quarter for the first five years of the Fund’s term. From and after the fifth anniversary of the Initial Issuance Date, the Fund will pay a Servicing Fee, payable quarterly in arrears, equal to 0.0375% (i.e., an annual rate of 0.15%) of the Fund’s net assets calculated at the end of the then-current quarter. As used throughout this prospectus, “Distribution and Servicing Fee” shall refer, collectively, to the Distribution Fee and the Servicing Fee. The Distribution and Servicing Fee for any partial quarter will be appropriately prorated. Notwithstanding the foregoing, the Distribution and Servicing Fee will not exceed, in the aggregate, the lesser of (i) 9.5% of the aggregate Commitments drawn down by the Fund, and (ii) the maximum amount permitted by applicable law, rule or regulation (including any aggregate limits established by self-regulatory organizations including FINRA or any successor thereto).

The Placement Agent will pay various sub-placement agents substantially all of the Distribution and Servicing Fee, which they will use to compensate their representatives for sales and support services.

The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis, and Unitholders will be subject to the Distribution and Servicing Fee as long as they hold their Units or have Undrawn Commitments. Each compensated sub-placement agent is paid by the Placement Agent either based on the aggregate NAV of outstanding Units or the value of the Commitments by Unitholders that were placed in the Fund by such sub-placement agent.

The Placement Agent may directly place Units in the Fund, and for such directly placed Units, will retain all or a portion of the Distribution and Servicing Fee to compensate its representatives for their sales and support services.

The Distribution and Servicing Fee, to the extent calculated based on total Commitments of the Fund, will be payable to the Placement Agent notwithstanding the Fund’s exercise of any remedies in connection with a Defaulting Unitholder.

The Investment Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain sub-placement agents for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services, including distribution and marketing support services.

Sub-placement agents may charge investors additional fees or commissions other than those disclosed in this prospectus. Unitholders should contact their sub-placement agent (i.e., brokers, dealers and certain other financial intermediaries) or salesperson for more information regarding any fees and/or commissions it charges. Notwithstanding the foregoing, commissions charged by sub-placement agents may not exceed 3.00% of an investor’s Commitment.

Carried Interest

The Fund and the Master Fund will not be subject to any carried interest or other form of performance allocation. Portfolio Funds, however, will charge carried interest, thereby reducing returns to the Fund and the Master Fund.

Fee Table

The fee table below is intended to assist Unitholders in the Fund in understanding the foregoing costs and expenses that the Fund expects to incur, and that Unitholders can expect to bear, directly or indirectly, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending March 31, 2019, and assumes that the Fund raises $200 million in total Commitments from Unitholders of the Fund during the first year, that the Master Fund raises $350 million in total Commitments from its unitholders during the first year, that 12.5% of total Commitments are drawn down immediately after the Initial Issuance Date, and that substantially all of the drawn-down Commitments are invested in the first year (immediately after the Initial Issuance Date). This table assumes the use of leverage through a credit facility by the Master Fund in an amount of 33 and 1/3% of the Master Fund’s total assets (as determined immediately after borrowing). The table and examples below do not take into account commissions or additional fees that Unitholders may be charged by sub-placement agents.

Unitholder Transaction Expenses
Sales Load	0.00%

Annual Expenses (as a percentage of average net assets)(1)(2)
Management Fee (3)	0.80%
Distribution and Servicing Fee (4)	6.00%
Acquired Fund Fees and Expenses (5)	7.40%
Interest Payments on Borrowed Funds (6)	2.89%
Other Operating Expenses (7)	6.97%

Total Annual Expense Ratio	24.06%

(1)

The table above presents the Fund’s estimated annual expenses as a percentage of the Fund’s net assets. The following table presented in this footnote estimates what the Fund’s annual expenses would be stated as percentages of the Fund’s total Commitments:

Annual Expenses (as a percentage of total Commitments)
Management Fee (8)	0.10%
Distribution and Servicing Fee (4)	0.75%
Acquired Fund Fees and Expenses (5)	1.85%
Interest Payments on Borrowed Funds (6)	0.36%
Other Operating Expenses (7)	0.87%

Total Annual Expense Ratio	3.93%

(2)	The Investment Adviser has agreed to pay all organizational expenses of the Fund and the Master Fund.
(3)

The amount shown under “Management Fee” reflects the portion of the Management Fee of the Master Fund borne by the Fund. The Investment Adviser has contractually agreed to waive any Management Fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. The Master Fund will pay the Investment Adviser the Management Fee, based on Commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund. The Fee Table above presents Management Fee as a percentage of expected net assets for the fiscal year ending March 31, 2019 rather than as a percentage of expected total Commitments for the fiscal year ending March 31, 2019. However, the Master Fund will pay a Management Fee based upon its total Commitments even though this total amount may not be called or invested by the Fund. In addition, if the value of the Master Fund’s investments (including the Portfolio Funds) decreases, then the Management Fee will be greater than it would have been if the Management Fee were instead paid on net assets. Conversely, if the value of the Master Fund’s investments (including the Portfolio Funds) increases or the Master Fund incurs leverage, the Management Fee will not be affected.
(4)

Beginning on the Initial Issuance Date, the Fund will pay a distribution fee (the “Distribution Fee”), payable quarterly in arrears, initially equal to 0.125% (i.e., an annual rate of 0.50%) and a servicing fee (the “Servicing Fee”) to the Placement Agent, payable quarterly in arrears, initially equal to 0.0625% (i.e., an annual rate of 0.25%) of the total Commitments of the Fund calculated at the end of the then-current quarter for the first five years of the Fund’s term. From and after the fifth anniversary of the Initial Issuance Date, the Fund will pay a Servicing Fee, payable quarterly in arrears, equal to 0.0375% (i.e., an annual rate of 0.15%) of the Fund’s net assets calculated at the end of the then-current quarter (subject to the cap described in “Distribution and Servicing Fee” above). As used throughout this prospectus, “Distribution and Servicing Fee” shall refer, collectively, to the Distribution Fee and the Servicing Fee.

(5)

The Acquired Fund Fees and Expenses include the fees and expenses of the Portfolio Funds in which the Master Fund intends to invest. Some or all of the Portfolio Funds in which the Master Fund intends to invest generally charge asset-based management fees. The Portfolio Managers may also receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. Carried interest allocation paid to a Portfolio Manager are often made subject to a requirement to be repaid (i.e., a “clawback”) to the extent that the aggregate amount distributed to the Portfolio Manager over all financial reporting periods exceeds the carried interest amount that would have been due based instead on the Portfolio Fund’s cumulative results. The Portfolio Funds in which the Master Fund intends to invest generally charge a management fee of 1.50% to 2.50% of committed capital of the Portfolio Funds, and approximately 20% to 30% of net profits of the Portfolio Funds as a carried interest allocation, subject to a clawback. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the Portfolio Funds in which the Master Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The amounts shown as “Acquired Fund Fees and Expenses” reflect operating expenses of the Portfolio Funds (i.e., management fees, performance-based fees or allocations, administration fees and professional and other direct, fixed fees and expenses of the Portfolio Funds). The Acquired Fund Fees and Expenses are based on estimated amounts for the fiscal year ending March 31, 2019.

(6)

These expenses represent an estimate of the portion of the interest payments the Master Fund expects to incur in connection with its credit facility during the fiscal year ending March 31, 2019 that will be borne by the Fund and assumes borrowings in an amount of 33 and 1/3% of the Master Fund’s total assets (as determined immediately after borrowing) and an interest rate of 5.77%. See “Leverage.”

(7)

The Other Operating Expenses for the Fund include all other expenses incurred by the Fund and the portion of the Other Operating Expenses of the Master Fund borne by the Fund. The Other Operating Expenses are based on estimated amounts for the fiscal year ending March 31, 2019. The Investment Adviser has agreed to limit the offering costs which are a component of the Other Operating Expenses of the Fund to $260,000.

(8)

The amount shown under “Management Fee” reflects the portion of the Management Fee of the Master Fund borne by the Fund. The Investment Adviser has contractually agreed to waive any Management Fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. The Master Fund will pay the Investment Adviser the Management Fee, based on Commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund. Footnote 1 above presents the Management Fee as a percentage of expected total Commitments for the fiscal year ending March 31, 2019.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Unitholders in the Fund will bear directly or indirectly.

Example

	1 Year	3 Years (2)	5 Years (2)	10 Years (2)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (1):	$218	$391	$499	$649

(1)	The example above presents the Fund’s estimated expenses based on an investment of $1,000, which is called in full immediately after the Initial Issuance Date without any subsequent capital calls.

The following example presents the Fund’s estimated expenses based on a $1,000 Commitment to the Fund, which is called over time from an investor in the amounts and with the timing described below:

	1 Year	3 Years (2)	5 Years (2)	10 Years (2)
You would pay the following expenses on a $1,000 Commitment, assuming capital calls of $125 immediately after the Initial Issuance Date, $225 in each of year 2 and year 3, $175 in year 4 and $125 in year 5 and a 5% annual return:	$30	$123	$238	$407

(2)	Takes into account the change in the method by which the Management Fee and Distribution and Servicing Fee are calculated as described above in “Management Fee” and “Distribution and Servicing Fee.”

The Example above is based on the fees and expenses set forth above, but the Example also includes the estimated fees and expenses of the Portfolio Funds (the “Acquired Fund Fees and Expenses” described in footnote 5 above). It should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the Example. The Example assumes that $1,000 is called immediately after the Initial Issuance Date without any subsequent capital calls. The table included in footnote 1 to the Example assumes a $1,000 Commitment and capital calls of $125 immediately after the Initial Issuance Date, $225 in each of year 2 and year 3, $175 in year 4 and $125 in year 5 as outlined in “Prospectus Summary.” The actual amounts of capital calls may be different than those highlighted by year, which would impact the dollar totals of the Example.

USE OF PROCEEDS

The Fund is targeting an offering size for the Master Fund of approximately $350 million (or higher, in the discretion of the Board). In addition, the minimum Commitment of any purchaser of Units in the Fund is $50,000, although the Fund may in its discretion accept smaller Commitment amounts. The Fund currently anticipates that it will be able to fully commit net proceeds in accordance with its investment objective and policies during the Investment Period, depending on the availability of Portfolio Funds consistent with the Fund’s investment objective. Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware limited liability company on October 3, 2017. As a newly organized entity, the Fund has no operating history. The Fund’s investment objective is a non-fundamental policy that may be changed by the Fund’s Board without prior approval of Unitholders. The Fund’s principal office is located at 200 West Street, New York, New York 10282, and its telephone number is 212-902-1000.

The Fund will be managed by the Board, a majority of the members of which will be individuals who are independent of Goldman Sachs. A description of the Board is set forth in the SAI.

GENERAL INVESTMENT MANAGEMENT APPROACH

Goldman Sachs Asset Management, L.P., part of Goldman Sachs’ Investment Management Division, will be the investment adviser to the Fund and the Master Fund (“GSAM” or the “Investment Adviser”), and Goldman Sachs Alternative Investments & Manager Selection Group (the “AIMS Group” or “AIMS”) will be responsible for managing the Fund and the Master Fund.

Goldman Sachs Asset Management

GSAM serves as the Fund’s investment adviser. The principal executive offices of GSAM are located at 200 West Street, New York, New York 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of The Goldman Sachs Group, Inc., a bank holding company, and an affiliate of Goldman Sachs.

As of September 30, 2017, GSAM and its advisory affiliates acted as investment adviser in respect of approximately $1.25 trillion in assets (including seed capital and assets under supervision).1 GSAM is part of Goldman Sachs’ Investment Management Division, which offers a full range of equity, fixed income and money market mutual funds, private investment funds and separately managed accounts, and currently serves a wide range of clients including private and public pension funds, endowments, foundations, banks, insurance companies, corporations, private investors and family groups.

Alternative Investments and Manager Selection Group

The AIMS Group within GSAM provides investors with investment and advisory solutions across hedge fund managers, private equity funds, real estate managers, public equity strategies and fixed income strategies. The AIMS Group manages globally diversified programs, targeted sector-specific strategies, customized portfolios, and a range of advisory services. Clients of AIMS access opportunities through new fund commitments, fund-of-fund investments, strategic partnerships, secondary market investments, co-investments, and seed-capital investments. With over 200 professionals, including more than 100 investment professionals, across seven offices around the world, the AIMS Group provides manager diligence, portfolio construction, risk management, and liquidity solutions to investors. AIMS extends these capabilities to sovereign wealth funds, pension plans, governments, financial institutions, endowments, foundations and family offices, for which AIMS invests or advises on over $200 billion of alternative investments, public equity strategies and fixed income strategies as of December 2017.

Investment Process

As of the date of this prospectus, the Portfolio Funds have not yet been identified. The Portfolio Funds are to be identified by the AIMS Group. The Master Fund currently expects to make commitments to six to eight Portfolio Funds plus select complementary and opportunistic investments during the Investment Period. The Investment Adviser, in its discretion, may cause the Master Fund to make commitments to a lesser or a greater number of Portfolio Funds. In addition, due to timing and other constraints, the Investment Adviser may end up committing the Master Fund to a smaller number of Portfolio Funds than it would otherwise have planned. The Master Fund is not subject to any constraints with respect to the size of its commitments to Portfolio Funds or risk exposure, other than as prescribed by the 1940 Act. The Investment Adviser, at its sole discretion, may extend the Investment Period beyond the first anniversary of the Initial Issuance Date. In making a determination to extend the Investment Period, the Investment Adviser will consider the following, among other factors: (i) whether sufficient Portfolio Funds were identified during the Investment Period to fully commit the Master Fund; (ii) other investment opportunities identified at or near the end of the Investment Period; (iii) changes in

[1]	Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

market conditions; (iv) expected changes in the anticipated amount of capital calls from Portfolio Funds; and (v) changes in the investment strategies or operations of the Portfolio Funds.

AIMS will select the Portfolio Funds based on, among other factors, an evaluation of the Portfolio Manager of each Portfolio Fund, including each Portfolio Manager’s team, strategy, track record, and market reputation. AIMS generally expects to identify established Portfolio Managers that are experienced private equity investors. AIMS anticipates selecting Portfolio Funds consisting principally of blind pool vehicles, focused on a diversified set of private equity strategies, which may include middle-market buyout, large buyout, distressed, growth equity, credit, venture capital, and industry focused strategies. The Master Fund does not anticipate focusing on any one individual strategy of sector when selecting the Portfolio Funds.

Broadly speaking, the Investment Adviser seeks to identify investment managers that are experienced, thoughtful, and aligned with their investors and that appear positioned to achieve risk/return objectives in an investment strategy that is optimal for the Master Fund’s portfolio. Importantly, AIMS’ investment process is continually evolving, always informed by performance feedback. The key steps in the investment process are outlined below.

The Investment Adviser selects a dedicated diligence team for each potential portfolio investment that is responsible for an examination of a manager’s strategy, historical risk/return profile and its future capabilities. As the dedicated diligence team begins to undertake its evaluation of the manager, the team is encouraged to seek the counsel of strategy experts from within AIMS, including those who may be focused on investments outside of private equity, and from other parts of Goldman Sachs. In terms of investment approval, proposals from our due diligence team are reviewed and approved by different committees and/or working groups that focus on various aspects of manager diligence, including manager risk. These groups of professionals ultimately approve each investment and appropriate investment size in each manager’s fund.

AIMS’ due diligence process consists of the same bottom-up evaluation process for each potential portfolio fund, irrespective of whether AIMS previously invested in another fund managed by that portfolio fund’s manager or whether it is a completely new fund offering in the market.

Management of Portfolio Investments

Generally, neither the Fund nor the Master Fund will have control over the management or investment and other decisions of the Portfolio Managers of the Portfolio Funds.

During the Investment Period, the Master Fund expects to make commitments to Portfolio Funds, and will manage liquidity pending capital calls from the Portfolio Funds. Prior to expiry of the Investment Period, the Fund may make capital calls for any purpose including to fund capital calls of the Master Fund’s Portfolio Funds or for other liquidity management purposes.

Following the Investment Period, the Investment Adviser will continue to: (i) monitor the Master Fund’s investments, including assessing the desirability of holding such investments and engaging in secondary sales of its interests in the Portfolio Funds as appropriate; (ii) evaluate and vote on matters presented to the Master Fund by the Portfolio Funds; (iii) negotiate amendments to documents relating to the Portfolio Funds; (iv) monitor anticipated capital calls and manage the assets of the Master Fund and the Fund to ensure sufficient liquidity to meet capital calls from Portfolio Funds; (v) manage distributions from the Portfolio Funds, including possible in-kind distributions; (vi) manage the Master Fund’s use of leverage, including ensuring compliance with terms of the Master Fund’s credit agreement and assessing alternate forms of leverage; and (vii) engage in certain hedging transactions, including currency hedges and total return swaps in the event that the Master Fund receives in-kind distributions from Portfolio Funds. If the Investment Adviser determines that a Portfolio Fund is, or will be, under-performing, it may seek to sell the Master Fund’s interests in the Portfolio Fund in the secondary market. The Investment Adviser makes such determinations by assessing each Portfolio Fund’s management team, execution of its investment strategy and process, and performance returns relative to the risks of its Portfolio Assets, among other factors, on an on-going basis. Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Master Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund’s investment objective is to seek total return through a fund of funds strategy. The Fund will pursue its investment objective by investing all or substantially all of its net assets in Goldman Sachs Private Markets Fund 2018 LLC, a Delaware limited liability company that is also registered under the 1940 Act (the “Master Fund”), which in turn will make investments. The Master Fund intends to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private pooled investment vehicles (“Portfolio Funds”). Portfolio Funds will consist principally of blind pool vehicles, focused on a diversified set of private equity strategies, which may include middle-market buyout, large buyout, distressed, growth equity, credit, venture capital, and industry focused strategies. On an opportunistic basis, the Master Fund may also invest in “substantially funded” Portfolio Funds (i.e., Portfolio Funds that, in general, are at least 10% invested or committed immediately prior to the Fund’s investment). Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Master Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps. In addition, to the extent that a Portfolio Fund has declared an in-kind distribution of an equity security, the Master Fund may acquire a total return swap on such equity security to hedge against a decline in value between the date on which the distribution is declared and the date on which the security is delivered to the Master Fund. The Master Fund does not intend to use derivatives for non-hedging purposes. There can be no assurance that the Fund and the Master Fund will achieve their investment objective or that their investment program will be successful.

For purposes of the Master Fund’s policy to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private pooled investment vehicles, such investment vehicles include but are not limited to pooled investment vehicles that are exempt from the definition of an investment company as defined under the 1940 Act.

Unitholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Master Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of investment suggested by its name.

PRINCIPAL RISKS OF THE FUND

The following summarizes the principal risks that apply to the Fund and the Master Fund and may result in a loss of a Unitholder’s entire investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund or the Master Fund will achieve its investment objective. In addition, as the Fund’s and the Master Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risks or uncertainties.

The Fund’s investment program is speculative and entails substantial risks. Because the Fund will invest all or substantially all of its net assets in the Master Fund in pursuit of its investment objectives, the risks associated with an investment in the Fund include the risks of investing in the Master Fund. As stated in “Prospectus Summary—Master/Feeder Structure,” the Fund and the Master Fund have the same investment objectives, policies and restrictions. Accordingly, except for specific references to the contrary, all references to the Fund, its investments or its investment portfolio in this summary of risk factors refer to the combined risks relating to the investments by the Fund and the Master Fund, and all references to the Investment Adviser refer to the Investment Adviser as the investment adviser of the Fund and the Master Fund, unless the context suggests otherwise.

The following list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund and additional risks or uncertainties may adversely affect the Fund or the value of an investment in the Fund. Prospective investors should read this prospectus, the subscription agreement and the Operating Agreement carefully and consult with their own advisors before deciding whether to invest in the Fund.

General

The risks of an investment in the Fund arise from, among other things, (1) the risks associated with the Fund’s investments in Portfolio Funds and other portfolio investments, including risks associated with indirect investments in the securities and/or assets owned by the Portfolio Funds, and the risks attendant to the Fund’s ability to achieve its investment objectives and (2) the terms of the Fund. An investment in the Fund involves material risks, and each prospective investor should carefully consider these risks in determining whether an investment in the Fund is suitable for such prospective investor.

Risks Arising from the Nature of the Fund and the Master Fund’s Investments

Partial or Total Loss of the Fund’s Capital. The Fund is intended for long-term investors who can accept the risks associated with investing in illiquid investments. There is no assurance that the Fund or the Master Fund will achieve its investment or performance objectives, including the selection of suitable investment opportunities and the achievement of targeted rates of return, or that the Fund or the Master Fund will be able to fully invest all of its capital. The possibility of partial or total loss of capital of the Fund and the Master Fund exists, and prospective investors should not subscribe unless they can readily bear the consequences of a complete loss of their investment.

No Operating History. Each of the Fund and the Master Fund is newly organized and has no operating history. Investors will not have the opportunity to evaluate historical data or assess any of the Fund’s or the Master Fund’s potential investments prior to purchasing Units.

Limitations on the Redemption and Transfer of Units. Prospective investors should not invest unless they are prepared to retain their Units until the Fund liquidates. Unitholders generally will not be able to redeem their Units or withdraw from the Fund, and there will be no active secondary market for Units. In addition, significant credit, tax, contractual and regulatory restrictions apply with respect to potential transfers of Units. The inability to transfer Units may limit the availability of certain estate planning strategies. Where a Unit is transferred, the transferor and transferee should not rely on the Fund’s valuations, as such valuations were not prepared for this purpose and there is no guarantee that the valuations reflect the true value of the Fund’s or the Master Fund’s investments or that the Fund’s or the Master Fund’s investments will be realized for the values set forth in such valuations. Neither the Investment Adviser nor the Fund or the Master Fund shall be liable for any inaccuracies in any such valuations. Please see “Difficulty in Valuing Interests in Private Equity Funds” below.

Illiquidity of the Master Fund’s Investments. The Master Fund’s investments generally will be long-term and highly illiquid. The Master Fund’s ability to transfer and/or dispose of interests in its investments is expected to be restricted (a) under applicable securities, antitrust and competition laws, (b) by the terms of consent and filing requirements of various governmental or regulatory bodies, (c) by other applicable constraints imposed by financial services, investment adviser and antitrust regulators, agencies charged with oversight of financial institutions, investment advisers or similar enterprises and (d) by the terms of the Portfolio Funds and determinations made by the Portfolio Managers. As a result, the Master Fund generally will not have control over when it will be able to dispose of any investment or when it will have assets to distribute, and the Master Fund may not be able to dispose of interests in the investments, or dispose of such interests on favorable terms, in either case, even at times when it deems it advisable to do so. Even if investments made by the Master Fund prove successful, they may not provide a realized return to the Unitholders for a period of years. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Master Fund.

“J-Curve” Performance Risk. Portfolio Funds typically exhibit “J-curve” performance, such that a Portfolio Fund’s net asset value typically declines during the early portion of the Portfolio Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains. As the Portfolio Fund matures and as Portfolio Assets are sold, the Investment Adviser believes that the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all the Portfolio Funds in which the Master Fund invests will exhibit this pattern of investment returns.

The Fund Expects to Call Capital Following Expiry of the Investment Period. The Fund’s Investment Period will expire on the first anniversary of the Initial Issuance Date, unless extended in the discretion of the Investment Adviser. Following the expiry of the Investment Period, the Fund will only be able to make capital calls for certain limited purposes, including to fulfill investment commitments made, approved, identified, or reserved for by the Investment Adviser prior to the expiration of the Investment Period. As the investment periods of the Portfolio Funds are expected to be periods of between two and seven years, the Portfolio Funds are expected to make capital calls from the Master Fund following expiry of the Investment Period to fund capital commitments made by the Master Fund to such Portfolio Funds prior to such expiry and, accordingly, the Fund is expected to call capital from its investors following expiry of the Investment Period to fund the Master Fund’s capital commitments. In addition, following the expiry of the Investment Period, the Fund may call capital for other purposes as described in “Prospectus Summary—Investment Period.”

Inability to Meet Investment Objective or Investment Strategy; Competitive Investment Environment; Difficulty in Identifying Attractive Investment Opportunities and Negotiating Investment Terms. The success of the Fund depends on the Investment Adviser’s ability to identify and select attractive investment opportunities, as well as the ability to acquire and manage those investments for the Master Fund. Identifying the right Portfolio Managers is difficult and involves a high degree of uncertainty. As a result, there is no assurance that the Fund and the Master Fund will be able to invest its capital fully or that suitable investment opportunities will be identified, and the performance of the Fund and the Master Fund may be adversely affected if the Master Fund is unable to identify and/or execute an appropriate volume of investment opportunities. Even if these investment opportunities and Portfolio Managers are identified, the market for investments in attractive private funds is highly competitive, and the Master Fund may not be able to complete sufficient investments to fully deploy its capital given the high level of demand for some investment funds. Moreover, the Master Fund may be unable to invest in certain types of investments as a result of non-competition agreements or other similar undertakings made by other affiliates of Goldman Sachs. In addition, the Investment Adviser may not be able to obtain as favorable investment terms as it otherwise would in a less competitive investment environment. It is also possible that some or all of the investment opportunities to be identified by the Investment Adviser will be oversubscribed, and consequently, the Investment Adviser may not have the ability to obtain as favorable terms as it would otherwise if the prospective Portfolio Managers were in need of raising additional capital. In addition, the Portfolio Managers of oversubscribed funds generally have discretion to reduce the Master Fund’s allocated capital commitments to such investments. As a result of such commitment reductions, the Master Fund may be required to seek alternative or additional investments, which may be less desirable than the proposed investments.

This difficulty in identifying and gaining access to attractive investment opportunities also applies to the Portfolio Managers. Strong competition for investments could result in fewer investment opportunities for the Portfolio Funds. The Master Fund, the Portfolio Funds that it invests in and the Portfolio Managers may incur significant expenses investigating potential investments that are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third-party advisors. Finally, the Portfolio Managers may be unable to invest fully all of the capital committed to them by the Master Fund.

In addition, the Fund’s and the Master Fund’s performance will be affected by the structure of the acquisition and the terms of its investments, including regarding tax, legal, regulatory and/or other considerations, over which it is expected that the Fund and the Master Fund generally will have limited control, and the Fund and the Master Fund may acquire an interest in investments that contain terms that are disadvantageous to the Fund and the Master Fund for legal, tax or regulatory reasons. To the extent permitted by applicable law, counterparties in portfolio investments may include Goldman Sachs or Goldman Sachs’ clients, and such investments may have, as investors therein, other Goldman Sachs funds or investment vehicles, Goldman Sachs’ affiliates and/or clients, and, to the extent permitted by applicable law (including the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)), Goldman Sachs and/or other Goldman Sachs funds may transact with, or serve as counterparties to, a Portfolio Fund or the assets within such a fund. This may present a conflict of interest.

Difficulty in Valuing Interests in Private Equity Funds. Valuation of the Master Fund’s investments may be difficult, as there generally will be no established market for these assets or for securities of privately-held companies which the Master Fund may directly or indirectly own. This difficulty is increased when purchasing a portfolio of interests in private funds, as the portfolio will lack the benefit of financial statements and periodic company updates originated from a common investment manager. Generally, assets in which the Master Fund or the Portfolio Funds invest will be valued by the Portfolio Managers. The Master Fund generally will have limited information to confirm or review the accuracy of valuations provided by Portfolio Managers. See “Valuations Received from Portfolio Managers” below.

Valuations Received from Portfolio Managers. The valuation of the Master Fund’s investments is ordinarily determined based upon valuations provided by the Portfolio Managers or the management of companies, securities or other entities in which a Portfolio Fund makes an investment. Certain securities may not have a readily ascertainable market price and will be valued by the Portfolio Managers or the management of such company, security or other entity in which a Portfolio Fund makes an investment. Particularly in this regard with respect to investments, a Portfolio Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Manager’s compensation. The Master Fund generally will not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Managers. If the valuations of a Portfolio Manager are consistently delayed or inaccurate, the Master Fund may dispose of such interests. However, the Master Fund does not generally expect to be able to dispose of interests quickly, and in certain cases may be precluded from or otherwise unable to dispose of such interests. Accordingly, the Master Fund may be obligated to continue to hold such interests for an indefinite period of time.

Each of the Fund and the Master Fund will compute its NAV as of the last business day of each quarter, each date a Unit is issued, and at such other times as deemed appropriate by the Board on the advice of the

Investment Adviser. To determine the NAV of the Fund, the Fund relies on information from the Master Fund, which, in turn, receives such information from the Portfolio Funds. The Master Fund expects to receive such information from Portfolio Funds on a quarterly basis. To the extent that the Fund issues Units on a day other than the last business day of a quarter, the Master Fund may be required to determine its NAV as of that date based on estimates of the fair value of the Portfolio Funds using the NAV of the Portfolio Funds reported at the prior quarter-end and adjusted, as necessary or appropriate. See “Net Asset Value” below.

Portfolio Funds Invest Independently. The Portfolio Funds in which the Master Fund plans to invest generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that these Portfolio Funds do, in fact, hold such positions, the Portfolio Funds in which the Master Fund invests, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, the Portfolio Managers may be compensated based on the performance of their investments. Accordingly, there may often be times when certain Portfolio Managers may receive incentive compensation in respect of their investments for a period even though the Portfolio Funds overall depreciated during such period.

Unitholders Will Not Have any Direct Interest in a Portfolio Fund. The offering of the Units does not constitute a direct or indirect offering of interests in the Portfolio Funds or the companies, securities or other entities in which a Portfolio Fund makes an investment. Unitholders will not be limited partners of, or equity holders in, the Portfolio Funds in which the Master Fund invests, will have no direct interest in such Portfolio Funds and will have no voting rights in such Portfolio Funds or with respect to the companies, securities or other entities in which a Portfolio Fund makes an investment or standing or recourse against any of the Portfolio Funds or the companies, securities or other entities in which a Portfolio Fund makes an investment. Moreover, none of the Unitholders will have the right to participate in the control, management or operations, or have any discretion over the management, of any of the Portfolio Funds or the Portfolio Funds’ investments.

Changes in Expected Investment Objectives of Portfolio Funds May Be Adverse to the Fund. The Portfolio Funds may have the ability to change the investment objectives and strategies and economic and other fund terms after the Master Fund has made its commitment to such Portfolio Funds, and such change in the investment objectives and strategies may be adversely different from the objectives currently expected by the Investment Adviser. The Master Fund may not have the ability to reduce its commitment to such investment or withdraw from such Portfolio Funds.

Ability of Portfolio Funds and Portfolio Managers to Enter New Lines of Business. Portfolio Funds and/or Portfolio Managers may enter into new lines of business not anticipated by the Master Fund at the time the Master Fund invests in such Portfolio Funds. The Master Fund will likely not have the ability to prevent the Portfolio Funds from taking such action and may not have the ability to reduce or withdraw its investments in such Portfolio Funds following such decisions to enter into new lines of business. As a result, such decisions by the Portfolio Funds may negatively impact the performance of the Fund and the Master Fund.

Giveback Obligations. The terms of the Master Fund’s investments may require the Master Fund to return distributions received from those investments upon the occurrence of certain circumstances. For example, in the case of an investment with a Portfolio Manager, upon the failure of a Portfolio Fund managed by such Portfolio Manager to achieve an overall level of profitability, the Portfolio Manager may be subject to a “clawback,” whereby money that has already been distributed to the Portfolio Manager is subsequently returned. Similarly, in connection with an investment in a Portfolio Fund, the Master Fund may be required to return certain distributions to the Portfolio Manager. The Board may at any time during the life of the Master Fund call for Unitholders to fulfill their capital commitments and, in certain cases, to return distributions previously received. Accordingly, the Master Fund may set aside amounts otherwise distributable to Unitholders for the purpose of making such clawback payments, should they arise. Amounts set aside to fund clawback payments will reduce the amount of funds available for distribution to the Unitholders or make additional investments.

Regulatory Non-Compliance and Master Fund Reputation; Bad Acts of Portfolio Managers or Employees. Certain Portfolio Managers operate in an unregulated environment, and regulators and the Master Fund may have little or no oversight over or input in the activities of such Portfolio Managers. The Master Fund will rely on each Portfolio Manager and management company to manage its activities in a manner consistent with applicable laws and regulations and in a manner that will permit such Portfolio Manager or management company to maintain a quality reputation. If a Portfolio Manager or management company acts inconsistently with applicable laws and regulations or takes actions that cause such Portfolio Manager or management company disrepute, such actions may adversely affect the Master Fund, as an investor, and may damage the Fund’s and the Master Fund’s reputation.

If a Portfolio Manager is accused of negligence, willful misconduct, other improper activities or unsatisfactory performance, the Master Fund (as an investor) may be required to indemnify the Portfolio Manager for expenses or losses associated with such accusations. If a Portfolio Manager engages in bad acts, such bad acts may not be detected by the Master Fund and the Investment Adviser and may lead to long term losses and expenses for the Master Fund as an investor. Such losses may also arise in the event that a Portfolio Manager engages in transactions which present conflicts of interest that were not properly addressed. The Master Fund might be required to directly or indirectly bear the expenses associated with an investigation or litigation of a Portfolio Manager, Portfolio Fund or an underlying investment of a Portfolio Fund, including for legal fees. In addition, such investigation or litigation may damage the Fund’s and the Master Fund’s reputation.

The Master Fund’s Investment Flexibility May Be Constrained by Confidentiality Concerns. In the course of its investment process, the Master Fund may be required to enter into confidentiality agreements that would prohibit the Master Fund and/or the Unitholders from publicly disclosing sensitive information relating to certain investments. These arrangements could result in liabilities for the Master Fund, in particular if a Unitholder that is required or compelled to publicly release information regarding its investments, such as pursuant to the United States Freedom of Information Act, as amended, or other similar state or local disclosure laws or regulations applicable to such Unitholder, publicly discloses this information in response to an information request or otherwise. The Master Fund may choose, but is not required, to decline these investment opportunities in order to avoid the risk of exposing the Master Fund to such liability. As a result, the Master Fund’s investment flexibility may be constrained by these concerns, which may affect the Investment Adviser’s ability to broaden the Master Fund’s investment portfolio, which in turn may adversely impact the aggregate returns realized by Unitholders as a result of the unfavorable performance of a small number of investments.

Recourse to the Master Fund’s Assets. Because the Master Fund may incur recourse debt, the exposure to loss in respect of each separate investment may exceed the amount of the Master Fund’s original investment. The Master Fund’s assets are available to satisfy all liabilities and other obligations of the Master Fund. Similarly, the assets of a Portfolio Fund are available to satisfy all liabilities and obligations of such Portfolio Fund. If the Master Fund or any Portfolio Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the assets of the Master Fund or Portfolio Funds generally and may not be limited to any particular asset, such as the investment giving rise to the liability.

Selecting Portfolio Managers and Investments; The Master Fund’s Performance Dependent upon Unrelated Portfolio Managers and Investments. In determining whether to cause the Master Fund to participate in a particular investment, the Master Fund is expected to rely primarily on the Investment Adviser’s analysis of the reputation, experience and record of the Portfolio Manager offering the investment opportunity. The Master Fund’s analysis of a particular investment will be based primarily on the due diligence and financial analysis prepared by the sponsoring Portfolio Manager. Further, the success of any investment, once made, is substantially dependent on the expertise of the Portfolio Managers.

Some or all of the Portfolio Funds will be managed by Portfolio Managers unrelated to Goldman Sachs (although, subject to applicable law including the 1940 Act, the Master Fund may invest in Goldman Sachs-

sponsored pooled investment vehicles or Goldman Sachs-controlled direct investments). The historical performance of Portfolio Managers is not indicative of their future performance, which can vary considerably.

The Master Fund generally does not expect to have the opportunity to evaluate or to approve specific investments made by any Portfolio Manager, and the Master Fund will not have an active role in the day-to-day management of the Portfolio Funds. As a result, the returns of the Fund and the Master Fund will depend largely on the performance of these unrelated Portfolio Managers and could be substantially adversely affected by the unfavorable performance and/or practices and policies of these Portfolio Managers. For example, a Portfolio Manager may suffer a business failure or become bankrupt, may engage in illegal activities, may breach its fiduciary or other duties, or may engage in activities that compete with investments of the Master Fund. Portfolio Managers may also allocate investment opportunities or expenses and fees in a manner that is not fair and equitable and that could adversely impact the Master Fund. There can be no assurance that the Investment Adviser’s assessment of Portfolio Managers will identify all potential risks of problems or issues with a Portfolio Manager or verify the compliance of a Portfolio Manager with its stated policies and procedures. The due diligence information on which the Investment Adviser relies may be difficult to obtain, limited in scope or inaccurate. Many Portfolio Managers operate in an unregulated environment, and the Investment Adviser may have little or no oversight over or input in the activities of such Portfolio Managers. In all cases, the Master Fund will rely on each Portfolio Manager to manage its activities in a manner consistent with its stated disclosures and applicable laws and regulations.

The success of the Fund and the Master Fund is substantially dependent on the Portfolio Managers and the individuals associated with such Portfolio Managers. Should one or more of these individuals become incapacitated or in some other way cease to participate in the Portfolio Fund, the Fund’s and the Master Fund’s performance could be adversely affected. These and other problems, including the deterioration of the business relationship between the Master Fund and a Portfolio Manager, could have a material adverse effect on the assets managed by such Portfolio Manager. There can be no assurance that the Portfolio Funds or the companies, securities or other entities in which the Portfolio Funds invest will achieve their objectives. The failure of one or more of the Portfolio Funds or the companies, securities or other entities in which the Portfolio Funds invest to meet their respective investment or performance objectives could have a material adverse effect on the Fund and the Master Fund.

Waiving of Voting Rights. To avoid potential regulatory consequences, the Master Fund may limit its investment position (combined with other investment positions of certain of its affiliates) in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. This limitation on owning voting securities is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Master Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Portfolio Fund, both by the Master Fund and other funds managed by the Investment Adviser. The Master Fund is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from the 1940 Act restrictions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Investment Adviser, the Master Fund may limit its voting interests in those Portfolio Funds by purchasing non-voting securities of, or waiving its right to vote its interests in, the Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position, aggregated with the positions of certain of its affiliates, in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund and certain of its affiliates will equal or exceed 25% of the Portfolio Fund’s assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions may be changed by the Board, subject to the limitations of applicable laws, rules or interpretations thereof.

Goldman Sachs’ Other Investment Vehicles (as defined below) may invest in a Portfolio Fund after the Master Fund has invested in the Portfolio Fund. This may have the effect of (i) causing the Master Fund to limit its voting rights with respect to the Portfolio Fund; or (ii) limiting the ability of the Master Fund from participating in certain transactions or result in terms to the Master Fund that are less favorable than would have otherwise been the case.

Investments in Derivatives. The Master Fund’s use of forwards, swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Master Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Master Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for hedging purposes.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant.

A lack of correlation between changes in the value of derivatives and the value of the portfolio investments (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

The Master Fund may use derivatives, including swaps, to implement short positions. Taking short positions involves leverage of the Master Fund’s assets and presents various risks. If the value of the instrument or market in which the Master Fund has taken a short position increases, then the Master Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a counterparty. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment.

As an investment company registered with the SEC, the Master Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments.

Derivatives Regulatory Risk. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Master Fund’s ability to invest in derivatives and other instruments and adversely affect the Master Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Master Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect the Master Fund’s ability to achieve its investment result.

Risks Arising from the Fund’s Terms and the Terms of the Master Fund’s Investments

The terms and conditions of an investment in the Master Fund will directly subject Unitholders to certain limitations, risks and uncertainties and will indirectly subject Unitholders to certain limitations, risks and uncertainties attendant to the terms and conditions of the Fund’s investments. Such limitations, risks and uncertainties include the following:

Lack of Carried Interest; Alignment of Interest Considerations. Neither the Investment Adviser nor Goldman Sachs is entitled to receive incentive carried interest compensation from the Master Fund or the Fund. While a carried interest compensation arrangement may create an incentive for a fund manager to make investments that are riskier or more speculative than would otherwise be the case in the absence of such an arrangement, the existence of such an arrangement often serves to align the interests of the investment adviser and the investors of a fund, and to incentivize the investment adviser to seek to maximize the profitability of the fund’s investments. In the absence of such an arrangement, the Investment Adviser may be less likely to devote resources to the investment activities of the Master Fund, or to be as diligent in connection with such activities, in the case of the Investment Adviser as compared to the investment activities of Other Investment Vehicles (as defined below) that provide for the payment of carried interest compensation to the Investment Adviser or its affiliates. In addition, Goldman Sachs may be incentivized to allocate all or a portion of certain investment opportunities to Other Investment Vehicles that provide for the payment of carried interest compensation and not to the Master Fund. Goldman Sachs currently does not expect to make a capital commitment to the Fund or the Master Fund (other than a de minimis amount). There may be an incentive for the Investment Adviser to favor Other Investment Vehicles in which Goldman Sachs has made a meaningful capital commitment.

Limited Diversification of Investments. Each of the Fund and the Master Fund is a “non-diversified” investment company for purposes of the 1940 Act. The Master Fund currently intends to make commitments to six to eight Portfolio Funds, and the Portfolio Funds may invest in a limited number of companies, securities or other entities. Furthermore, the Portfolio Managers may have similar investment objectives and different Portfolio Managers may compete for and make overlapping investments, resulting in limited diversification. A consequence of a limited number of investments or of similar investments is that the aggregate returns realized by the Unitholders may be substantially adversely affected by the unfavorable performance of a small number of these investments. Although the Investment Adviser will seek to broaden the Master Fund’s portfolio by selecting a diverse set of Portfolio Funds, the Master Fund generally will have no control over the companies, securities or other entities acquired by the Portfolio Funds. Various factors may inhibit the Investment Adviser’s efforts to create a broad investment portfolio.

Forfeiture Due to Failure to Meet a Fund Capital Call. If, following the delivery of a Drawdown Notice, a Unitholder fails to fund a required capital commitment by the applicable Funding Date, and such failure remains uncured through the applicable Last Funding Date, such Unitholder shall be delinquent in its obligations. Any payments made by such Unitholder after the applicable Last Funding Date (or any payments made prior to the Last Funding Date in amounts less than such Unitholder’s required capital commitment) will not be accepted by the Fund, and such Unitholder, other than a Defaulting Unitholder (as defined below), will be required to fund such capital commitment together with any new required capital commitment, in respect of the next applicable Capital Call Deadline. A Unitholder will be deemed to be delinquent as to a Capital Call Deadline if it has failed to fund the required capital commitment for that Capital Call Deadline, or if the Unitholder has any outstanding obligations in respect of a prior Capital Call Deadline which will remain unsatisfied as of such Last Funding Date. If a Unitholder is delinquent upon three occasions at any point (such occasions do not have to be consecutive), such Defaulting Unitholder will be in default of its obligations to the Fund and the following remedies shall be imposed on such Defaulting Unitholder: (i) it will be prohibited from purchasing additional Units on any future drawdown date; (ii) it will forfeit 25% of its Units and such forfeited Units will be cancelled; and (iii) the Fund may pursue any other remedies against the Defaulting Unitholder available to the Fund, subject to applicable law.

Portfolio Funds typically require that capital contributions be made over an extended period of time. Failure by a Unitholder to meet a capital call could result in the Master Fund defaulting on a capital call for a Portfolio Fund or reducing the number of investments which the Master Fund may make. In addition, if a Unitholder fails to meet a capital call or is excused or excluded from a particular investment, the Investment Adviser may require each non-defaulting Unitholder to make an additional capital contribution (not to exceed its then-available commitment) in respect of such overdue capital contribution.

Failure by Other Investors to Meet Capital Calls of Portfolio Funds. The Master Fund, directly or indirectly, may be one of many investors in the Portfolio Funds, many of which will have capital contribution obligations over an extended period of time. Failure by one or more other investors to meet a capital call of a Portfolio Fund could have adverse consequences for the Master Fund. The Portfolio Manager may be permitted to require the Master Fund and other investors in Portfolio Fund to contribute additional capital to satisfy the shortfall. If the Portfolio Manager is unable to raise sufficient capital to consummate the proposed investment, the Portfolio Manager may not be able to diversify its portfolio, which could adversely affect its results. Furthermore, the Portfolio Fund may not have sufficient capital to contribute capital to its existing investments necessary to ensure their ongoing financial stability. If multiple investors fail to meet capital calls from a particular Portfolio Fund, such Portfolio Fund could default in its obligations, which could result in the termination of the Portfolio Fund, causing a lower return, or potentially a loss, on the Master Fund’s investments.

Limitation of Liability; Insurance. The Investment Adviser and its affiliates will have limited liability to the Fund and the Unitholders to the fullest extent permitted by applicable law. In addition, the Investment Adviser may purchase insurance, at the expense of the Fund, against any liability asserted or incurred by the Investment Adviser and its affiliates in any such capacity.

Unitholders Bear the Cost of All Fees and Expenses. Unitholders will pay the Management Fee. Unitholders will also pay other expenses of the Fund (please see “Prospectus Summary—Expenses”); will indirectly bear the fees and expenses of the Master Fund and the Portfolio Funds (including any carried interest in respect of a Portfolio Fund to the extent that a carried interest is paid to the Portfolio Manager). In addition, the Fund may pay fees to Goldman Sachs for providing services. Moreover, to the extent permitted by applicable law, the Master Fund may invest in money market and other funds sponsored, managed or advised by Goldman Sachs.

Management Fee is Based on Total Commitments, Including Capital That is Not Called or Invested. The Management Fee for each Unitholder will be calculated as a percentage of such Unitholder’s total amount of Commitments. There can be no assurance as to when capital will be invested or that all the Commitments will be called or invested by the Fund and the Master Fund. As a result, each Unitholder will pay a Management Fee based upon its total amount of Commitments even though this total amount may not be called or invested by the Fund and/or the Master Fund. In addition, if the value of the Fund’s or the Master Fund’s investments (including the Portfolio Funds) decreases, then the Management Fee will be greater than it would have been if the Management Fee were instead paid on net or managed assets. The Management Fee payable by the Master Fund will be based on total Commitments to the Master Fund notwithstanding the Fund or the Master Fund’s exercise of any remedies in connection with a Defaulting Unitholder or a defaulting unitholder in the Master Fund, respectively. Please see “Prospectus Summary—Expenses.”

The Master Fund May Make Commitments in Excess of Its Capital Commitments. To the extent permitted by applicable law, the Master Fund may make commitments to Portfolio Funds in which it invests in excess of the total capital committed to the Master Fund, including through the use of leverage. As a result, in certain circumstances, the Master Fund may need to retain distributions from Portfolio Funds or recall distributions, borrow funds or liquidate some or all of their investments prematurely at potentially significant discounts to market value if the Master Fund does not generate sufficient cash flow from its investments to meet these commitments; however, the Master Fund will not borrow in excess of applicable limitations under the 1940 Act.

An Investment in the Fund Is Long-Term and Illiquid. Unitholders generally will not be able to redeem their Units and there will be no active secondary market for Units or generally for interests in the Portfolio Funds. In addition, the Master Fund’s investments generally will be long-term and highly illiquid. The Master Fund’s ability to transfer interests in Portfolio Funds will be restricted under applicable securities laws and by the terms of such Portfolio Funds. As a result, the Master Fund or the Fund will not have control over when it will have assets to distribute. The Fund’s term is uncertain because it is based on the terms of the Portfolio Funds, which are uncertain. The expected terms of the Portfolio Funds are between 10 and 15 years. The term of the Fund is therefore expected to be between 11 and 16 years; however, the actual term of the Fund may be shorter or longer.

Expedited Transactions. Investment analyses and decisions by the Investment Adviser may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information that the Investment Adviser is able to obtain at the time of making an investment decision may be limited, and the Investment Adviser may not have access to detailed information regarding the investment opportunity, in each case, to an extent that may not otherwise be the case had the Investment Adviser been afforded more time to evaluate the investment opportunity. Therefore, no assurance can be given that the Investment Adviser will have knowledge of all circumstances that may adversely affect an investment.

Potential Loss from Currency Fluctuations. The Master Fund may invest a portion of its capital outside the United States in non-U.S. dollar denominated securities. These investments involve special risks compared with investing exclusively in the United States. Because these investments may involve non-U.S. dollar currencies and because the Master Fund may hold funds in these currencies in bank deposits during the completion of the investment program, the Master Fund may be adversely affected by changes in currency rates (including as a result of the devaluation of a foreign currency) and in exchange control regulations and may incur costs in connection with conversions between various currencies. In addition, the equivalent U.S. dollar obligations of the Master Fund’s commitments to investments located outside of the United States may increase as a result of adverse changes in currency rates. While the Master Fund’s Unitholders will not be required to increase their capital commitments to the Master Fund in order for the Master Fund to meet its obligations, the Master Fund may need to recall distributions or liquidate some or all of its investments prematurely at potentially significant discounts to market value if the Master Fund does not generate sufficient cash flow from its investments to offset the amount of the devaluation. Conversely, if the Master Fund reserves an amount of U.S. dollars for investment outside of the United States and the relative value of U.S. dollars increases, the Master Fund’s capital may not be fully invested.

Borrowing. The Fund or the Master Fund (as applicable) may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, including to bridge funding shortfalls for investments in advance of drawdowns, as part of the Master Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, and to facilitate the Master Fund’s hedging activities. The terms of the indebtedness incurred by the Fund or the Master Fund may require the Fund to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, the Fund may not be able to negotiate commercially reasonable terms for its indebtedness and may not be able to extend or renew the existing terms when the indebtedness comes due. If the Master Fund is unable to access additional credit or otherwise has insufficient resources to pay its obligations, it may be forced to sell investments in Portfolio Funds at inopportune times, which may further depress returns. The Fund and the Master Fund will be limited in their ability to borrow (or guarantee other obligations) to amounts such that the Fund’s or the Master Fund’s asset coverage ratio (as defined in the 1940 Act) would be less than 300%, calculated at the time of such incurrence (i.e., the value of each of the Fund’s and the Master Fund’s total assets less liabilities other than the principal amount represented by indebtedness must be at least 300% of the principal amount represented by indebtedness at the time of incurrence). The Fund and the Master Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The use of leverage can create risks. Changes in the value of the Fund’s or the Master Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the Unitholders. If there is a net decrease or increase in the value of the Fund’s or the Master Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the Fund’s NAV to a greater extent than if the Fund or the Master Fund did not utilize leverage. The Fund’s leverage strategy may not be successful.

Risks Relating to the Use of Leverage by the Portfolio Funds. Like the Fund, the Portfolio Funds in which the Master Fund invests may use leverage for a variety of purposes. The leverage used by the Portfolio Funds may take the form of indebtedness for borrowed money as well as financial leverage in the form of short sales, forward contracts, options, derivatives, and other similar transactions, which may expose the Master Fund to greater risks than if the Portfolio Funds did not use leverage. Gains made with borrowed funds generally would cause the Portfolio Funds’ value to increase faster than without borrowed funds. However, losses incurred with borrowed funds would cause the Portfolio Funds’ value to decrease faster and more significantly than without the use of borrowed funds. Money borrowed for the purpose of leveraging investments will also be subject to interest costs as well as other fees and costs that may not be recovered by returns on the Portfolio Funds’ investments or other investment positions taken by the Portfolio Funds that the Master Fund invests in. In addition, similar risks exist with respect to leverage incurred by the companies, securities or other entities in which the Portfolio Funds invest.

Diversification Across Market Cycles. The Investment Period of the Master Fund will commence on the Initial Issuance Date and will continue until the first anniversary of the Initial Issuance Date, unless extended in the discretion of the Investment Adviser. The year in which a fund’s investment period begins is typically referred to as the fund’s “vintage year.” The Master Fund generally will invest in Portfolio Funds formed during or shortly before its Investment Period, and therefore, prevailing economic conditions in which the Master Fund’s vintage year occurs may have a significant impact on the Fund’s performance. For example, poor overall economic conditions or results during the Master Fund’s vintage year could adversely affect the returns of the Portfolio Funds and, indirectly, the Master Fund. As a result, the Master Fund may be more susceptible to losses than an investment in a fund that is diversified across vintage years.

The Portfolio Funds in which the Master Fund invests, in turn, often have their own investment period of approximately two to seven years to make commitments or investments. As a result, the investments made by the Master Fund will expose investors to the political, market or economic conditions and general market trends of the investment period of the Portfolio Funds. Because Units are generally not redeemable and there is expected to be no active secondary market for Units, prospective investors should consider the long-term nature of an investment in the Fund and the potential exposure to such market risks over the term of the Fund before investing in the Fund.

Risks Relating to the Potential Use of Pass-Through Entities. To the extent permitted by applicable law (including the 1940 Act), the Master Fund may make investments through one or more partnerships or other pass-through entities in which the sole beneficial interest holders are the Master Fund. These investment vehicles may incur leverage. To the extent permitted by applicable law including the 1940 Act, the Master Fund may guarantee the obligations of these investment vehicles and/or assign and pledge assets of the Master Fund, including Undrawn Commitments of the Unitholders, to these investment vehicles in order to secure borrowings or other leverage. Failure by any member of such a pass-through entity to meet its obligations could have adverse effects on the Master Fund and the other members of any pass-through entity, including the acceleration of payment obligations under any leverage facility used by the vehicle.

Dependence upon the Ability of the Investment Adviser. The Board will delegate to the Investment Adviser the authority to make investment, disposition, and related investment management decisions, including the authority to approve all investments and/or all dispositions made by the Fund and to make or provide reserves. In addition, the Board will delegate to the Investment Adviser the authority to manage many of the affairs of the Fund, including, among others, the right to enforce default remedies, responsibility for maintaining the Fund’s books and records and producing the Fund’s reports, the right to calculate and cause the Fund to make distributions. Unitholders will have no right or power to participate in the management or control of the business of the Fund, and thus must depend solely upon the ability of the Investment Adviser with respect to the Fund’s investments. In addition, Unitholders will have no opportunity to evaluate the specific investments made by the Fund or the terms of any investment. Accordingly, the success and failure of the Fund will depend to a significant extent on the viability and performance of the Investment Adviser. In managing and directing the investment programs of the Fund, the Investment Adviser will rely heavily on certain key personnel of Goldman Sachs. Certain key personnel, including members of the Investment Adviser’s investment team, may leave Goldman Sachs or rotate to another group within Goldman Sachs. The departure of any of such key personnel or their inability to fulfill certain duties may adversely affect the ability of the Investment Adviser to effectively implement the investment program of the Fund and may have an adverse impact on the Fund. Changes to the composition of the investment team may occur over time and without notice to the Unitholders.

Past Performance of Portfolio Managers is Not Indicative of Future Performance. The results of earlier investments made by the Portfolio Managers are not indicative of future performance. There is no assurance that a Portfolio Manager will achieve similar returns in the future, and an investment with a Portfolio Manager could result in a partial or total loss for the Fund.

Limited Track Records of Certain Portfolio Managers. The Master Fund may invest in Portfolio Funds run by Portfolio Managers who have established their own funds after working with various investment groups. However, there is likely to be little, if any, historical performance data available to the Investment Adviser for these new investment funds. In addition, the data on past performance of the Portfolio Manager’s prior fund or investments (whether in a principal capacity or an advisory role) available to the Investment Adviser may not be an indication of the future performance of the Portfolio Manager’s new fund or investments. There can be no assurance that these funds will achieve their respective investment or performance objectives. The failure of one or more of the Portfolio Funds to meet their investment or performance objectives could have a material adverse effect upon the Fund.

Risk of Certain Events Related to Goldman Sachs. Although the Fund is a separate legal entity from Goldman Sachs, in the event that Goldman Sachs were to become insolvent and/or subject to liquidation, or if there were a change of control of Goldman Sachs, the Fund could nonetheless be adversely affected. In that regard, a bankruptcy or change of control of Goldman Sachs or the Investment Adviser could cause the Investment Adviser to have difficulty retaining personnel, increase the potential that Goldman Sachs would default on its capital commitment, if any, to the Fund, or otherwise adversely affect the Fund and its ability to achieve its investment objective.

Goldman Sachs’ Investment. Goldman Sachs currently does not expect to make a capital commitment to the Fund or the Master Fund (other than a de minimis amount). Unitholders should not expect Goldman Sachs to make such an investment in the future. If such an investment were made, it may be made, subject to applicable law, directly or indirectly, in or alongside the Fund, or through separate vehicles organized by Goldman Sachs. Managers, officers, partners, directors or employees (including retired employees and former partners) of Goldman Sachs, its affiliates, or the Fund, as well as certain individuals related to such investors may invest in the Master Fund, the Fund or another feeder fund. To the extent that these individuals invest directly in the Master Fund, they will bear expenses at a lower level than they would otherwise had they invested in the Fund or another feeder fund. Any investment by Goldman Sachs (or its officers and employees) in the Fund is subject to the same rights and obligations as those of the other Unitholders, except as otherwise provided in this prospectus or the Operating Agreement. See “Current Regulatory Risks” below. Goldman Sachs employees may, subject to applicable law, participate in one or more of the Fund’s investments. Subject to applicable law, the Investment Adviser will determine the allocation of investments that the Investment Adviser deems appropriate for the Fund and any Goldman Sachs employees that may co-invest with the Fund in any such investments.

The 1940 Act prohibits the Master Fund from participating in certain transactions with certain of its affiliates. The Master Fund generally will be prohibited, for example, from buying or selling any securities from or to another client of the Investment Adviser or Goldman Sachs. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness). If a person acquires more than 25% of the Master Fund’s voting securities, the Master Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Master Fund’s ability to transact business with its officers or independent managers or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Master Fund may be limited.

Investment Performance of the Funds and Other Investment Vehicles May Vary Significantly. Goldman Sachs (i) has established, and expects to continue to establish, additional companies, partnerships or other entities, pooled investment vehicles for multiple investors, funds, separate accounts, and other entities, and (ii) includes various business units or divisions, which, in either case, may have, in whole or in part, investment objectives and strategies that may be similar to or overlap with those of the Fund (such entities, business units or divisions are referred to collectively as, “Other Investment Vehicles”). The Fund, through its investment in the Master Fund, and the Portfolio Funds may at times compete with the Other Investment Vehicles for certain investments and the returns of each of the Other Investment Vehicles will likely differ materially from the returns of the Fund.

The results of the investment activities of the Fund, through its investment in the Master Fund, may differ significantly from the results by Goldman Sachs for its own benefit and from the results achieved by Other Investment Vehicles based on the investment strategies employed by such investors. Returns may also be different for the Fund and the Other Investment Vehicles because either the Fund and/or Other Investment Vehicles may invest in a Portfolio Fund through a different structure.

Subject to applicable law, including the 1940 Act, Other Investment Vehicles and other areas within Goldman Sachs may invest alongside the Master Fund. In allocating any investment opportunities, the Investment Adviser will take into account numerous factors, in its discretion. Any such investments made alongside the Master Fund may or may not be in proportion to the relevant commitments of the investing parties and may involve different terms and fee structures than those of the Master Fund. In addition, each participant in a Portfolio Fund may structure its investment in a manner that differs from the investment structure used by the Master Fund or may enter and exit investments at different times, on different terms or in different proportions than those of the Master Fund. As a result, investment returns may vary materially among the Fund and Other Investment Vehicles and other areas of Goldman Sachs that invest alongside the Master Fund.

The 1940 Act imposes significant limits on co-investment with affiliates of the Master Fund, and the Master Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless pursuant to an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. This could reduce the amount of transactions in which the Master Fund can participate and makes it more difficult for the Master Fund to implement its investment objectives.

The Fund May Distribute Illiquid Securities In-Kind. The Investment Adviser will have the authority to make in-kind distributions of the Fund’s investments at any time. Even if the Investment Adviser does not make such distributions during the Fund’s term, certain investments may not be ready for harvesting at the end of the Fund’s term, even if extended as permitted by the Operating Agreement. In such cases, there may be in-kind distributions by the Fund of interests in these investments to the Unitholders, all of which are likely to be highly illiquid. There can be no assurance that any Unitholders will be able to dispose of these investments or that the value of these investments as determined by the Investment Adviser in connection with the determination of distributions will ultimately be realized. When distributions are made in-kind, they generally will be treated as cash distributions (in accordance with their fair market value at the time of distribution, as determined by the Investment Adviser in its discretion) and distributed to the Unitholders in accordance with the distribution provisions described herein.

The Fund May Not Be Permitted to Rely on the Creditworthiness of Goldman Sachs in Establishing Business Relationships. The Fund will be required to establish business relationships with its counterparties based on its own credit standing. Subject to applicable law, Goldman Sachs may allow its credit to be used in connection with the Fund’s establishment of its business relationships. Similarly, it is expected that the Fund’s counterparties will not rely on the credit of Goldman Sachs or the Investment Adviser in evaluating the Fund’s creditworthiness.

Market Volatility. The value of any public securities in which the Fund may directly or indirectly invest varies in response to many factors. Factors specific to a company could result in a decrease in the value of the company’s securities. Factors specific to the industry in which the company participates can have a similar effect. The value of a company’s stock can also be adversely affected by changes in financial markets generally that are unrelated to the company itself or its industry. Current economic conditions in some cases have produced downward pressure on security prices and credit availability for certain companies without regard to those companies’ underlying financial strength. In addition, certain options and other equity-related instruments may be subject to additional risks, including liquidity risk, counterparty credit risk, legal risk and operations risk, may involve significant economic leverage and, in some cases, may be subject to significant risks of loss. These factors and others can cause significant fluctuations in the prices of the securities in which the Fund may directly or indirectly invest and can result in adverse effects on the Fund’s returns.

Effects of Economic Conditions on the Fund and Its Investments. The Fund and its investments may be adversely affected by the deterioration of and uncertainty in the financial markets and economic conditions throughout the world, some of which may magnify the risks described in this prospectus and have other adverse effects. These market conditions have resulted in volatility and illiquidity in the global equity, credit and debt markets generally. While these conditions may create increased investment opportunities for the Fund and the Portfolio Funds, certain securities may become less liquid, more difficult to value and thus harder to liquidate.

The duration and ultimate effect of market conditions cannot be forecast, nor is it known whether or the degree to which such conditions may improve or worsen. Although the deterioration of market conditions and uncertainty regarding economic markets generally could result in the Master Fund acquiring investments on more favorable terms, such conditions may also result in declines in the market values of the Fund’s and the Master Fund’s existing investments. Furthermore, the credit markets tend to be volatile and the availability of indebtedness may be difficult to ascertain. As a result, the Master Fund may be unable to borrow sufficiently. This may have an adverse effect on the Master Fund’s ability to acquire and dispose of investments as well as on the returns associated with its investments.

Limited Operating History and Competition Associated with Portfolio Funds’ Assets. Investments in companies, securities and entities in which the Portfolio Funds invest will involve a high degree of business and financial risk. These assets may (a) be in an early stage of development and not have a proven operating history; (b) be operating at a loss or have significant variations in operating results; (c) be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; (d) require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; (e) rely on the services of a limited number of key individuals, the loss of any of whom could significantly adversely affect an asset’s performance; and (f) otherwise have a weak financial condition or be experiencing financial difficulties. In addition, these underlying assets may face intense competition.

Exposure to Liabilities Due to Indirect Controlling Interests in Portfolio Assets. Portfolio Funds may be deemed to have a control position with respect to some of their investments, which could expose the Master Fund to liabilities not normally associated with minority equity investments, such as additional risks of liability for environmental damage, product defects, failure to supervise management teams, violation of governmental regulations and other types of liability.

Risks Regarding Dispositions of Portfolio Funds’ Assets. In connection with the disposition of an investment made by a Portfolio Fund, such Portfolio Fund may be required to make representations and warranties about the business and financial affairs of the asset to be sold typical of those made in connection with the sale of a business. Such Portfolio Funds may also be required to indemnify the purchasers of an investment to the extent that any of these representations and warranties turn out to be inaccurate or misleading. These arrangements may result in liabilities for the Portfolio Funds and for the Master Fund. Liabilities incurred by the Master Fund in connection with the disposition by a Portfolio Fund of interests in an investment made by the Portfolio Fund may cause the Master Fund to recall distributions previously made to the Unitholders.

Lack of Financial Reporting Related to Non-U.S. Investments; Adverse Non-U.S. Taxes or Other Conditions. The Master Fund may invest indirectly through Portfolio Funds in non-U.S. entities. Because non-U.S. entities are not subject to uniform reporting standards, practices and disclosure comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about non-U.S. companies. In particular, the assets and profits appearing on the financial statements of a company may not reflect its financial position or results of operation in the way they would be reflected had such financial statements been prepared in accordance with the U.S. generally accepted accounting principles. This limitation may be particularly true for private equity investments, where there may be little or no publicly available information about private companies. In addition, financial data related to non-U.S. investments may be affected by both inflation and local accounting standards, and may not accurately reflect the real condition of companies and securities markets. Moreover, the Fund and its Unitholders may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. companies reside or operate. In addition, non-U.S. securities markets, particularly in developing countries, may be substantially less liquid and have greater volatility than U.S. securities markets.

Emerging Markets. Portfolio Funds may make some of their investments in emerging markets. Accordingly, the Master Fund may hold indirect investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed non-U.S. markets. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. Disclosure and regulatory standards in emerging markets are in many respects less stringent than in the United States and in developed non-U.S. markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by protectionist measures imposed or negotiated by the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. There can be no assurance that adverse political changes will not cause a loss of any or all of any such investment and, in the case of fixed-income securities, interest thereon.

Legal, Tax and Regulatory Risks in Emerging Markets. In general, certain countries lack fully developed legal systems and bodies of commercial law and practices normally found in countries with more developed market economies. In addition, certain industries in which the Portfolio Funds may invest are subject to significant government regulations, which may restrict the Portfolio Managers’ ability to effect operating improvements. Laws affecting foreign investment, taxation and business continue to evolve, although at times in an uncertain and even arbitrary manner which may not coincide with practices in more developed jurisdictions. In addition, such laws and regulations can change quickly and unpredictably, and such changes could occur during the term of the Fund in a manner that may adversely affect the Portfolio Funds, the Fund and the Master Fund or the Unitholders. Governments of certain countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic and market conditions in these countries, which could affect private sector companies. In addition, there is the possibility of other economic or diplomatic developments, which could adversely affect the economies of such countries or the value of a Portfolio Fund’s investments in those countries. Such developments may make investments by the Portfolio

Funds in certain countries inappropriate, resulting in investments by the Portfolio Funds being concentrated in a limited number of countries.

Because the effectiveness of the judicial systems in certain countries in which the Portfolio Funds may invest varies, the Master Fund or a Portfolio Fund may have difficulty in successfully pursuing claims in the courts of such countries, as compared to the United States or other developed countries. Furthermore, to the extent the Master Fund or a Portfolio Fund may obtain a judgment but is required to seek its enforcement in the courts of one of the countries in which a Portfolio Fund invests, there can be no assurance that such courts will enforce such judgment.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses have the potential to significantly affect the global economy. Terrorist attacks may also exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a Portfolio Asset in which a Portfolio Fund invests, directly or indirectly, may result in a liability far in excess of available insurance coverage. The Investment Adviser cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the Fund.

Investment and Repatriation Restrictions. Foreign investment in securities of companies in certain of the countries in which the Portfolio Funds may invest is restricted or controlled to varying degrees. Certain countries have laws and regulations that currently limit or preclude direct foreign investment in the securities of their companies. Even where permitted, direct investments in certain companies may require significant government approvals under corporate, securities, foreign investment and other similar laws and may require financing and structuring alternatives that differ significantly from those customarily used in countries in other regions. These restrictions or controls may at times limit or preclude foreign investment above certain ownership levels or in certain sectors of the country’s economy and increase the costs and expenses of the Master Fund. The Master Fund or the Portfolio Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital interests and dividends paid on securities held by the Master Fund, and income on such securities or gains from the disposition of such securities may be subject to withholding taxes imposed by certain countries or other jurisdictions.

Hedging Instruments May Adversely Affect Overall Performance. The Master Fund’s and the Portfolio Funds’ use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments of the Master Fund or the Portfolio Funds, depending upon the characteristics of the particular derivative and the Master Fund’s and the Portfolio Funds’ portfolios as a whole. Engaging in derivative transactions may entail investment exposures that are greater than their cost would suggest, and involves a risk of loss that could materially adversely affect the overall performance of the Master Fund and the Portfolio Fund. Please see “Borrowing” above.

Hedging strategies could involve a variety of derivative transactions, including futures, forward, swap, and option contracts or other financial instruments with similar characteristics, including forward foreign exchange contracts, interest rate swaps, exchanges, caps and options (collectively “Hedging Instruments”). While hedging transactions may reduce the risks associated with an investment by the Master Fund, the Portfolio Managers or the Portfolio Funds, the transactions themselves entail risks that are different than those of the investments of the Master Fund or the Portfolio Funds. The risks posed by these transactions include interest rate risk, market risk, the risk that these complex instruments and techniques will not be successfully evaluated, monitored or priced, the risk that counterparties will default on their obligations, liquidity risk and leverage risk. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Thus, while the Master Fund and the Portfolio Funds may benefit from the use of Hedging Instruments, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Master Fund and the Portfolio Funds than if they had not used those Hedging Instruments.

The success of hedging transactions will be subject to the ability to correctly predict movements in and the direction of currency exchange rates, interest rates and public security prices. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary.

Currency Hedging Instruments may not be available for certain currencies or may not have a duration that matches the long-term nature of the underlying principal investment. The ability to trade in or exercise options may be restricted in the event that trading in the underlying securities becomes restricted.

The successful use of these hedging strategies depends upon the availability of a liquid market and appropriate Hedging Instruments, and there can be no assurance that the Master Fund or the Portfolio Funds will be able to close out a position when deemed advisable by the Investment Adviser or Portfolio Manager, as the case may be. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Hedging transactions also involve additional costs and expenses, which may adversely affect the overall performance of the Master Fund, the Portfolio Managers and the Portfolio Funds’ assets. There can be no assurance that the Master Fund, the Portfolio Managers or the Portfolio Funds’ assets will engage in hedging transactions at any given time or from time to time, or that these transactions, if available, will be effective.

Absence of Regulatory Oversight. The Portfolio Funds will not be registered as investment companies under the 1940 Act, and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

Investments in Venture Capital Funds. The Master Fund may invest in Portfolio Funds that are venture capital funds. Investments in venture capital funds generally involve more risk than investments in private equity funds focused on later-stage investing due to the nature of the companies in which venture capital funds invest (e.g., startup companies). Venture capital investing tends to be more speculative; there is a greater risk of loss of up to the entire amount invested because the underlying assets are generally attempting to do business in nascent or developing areas; and the competition for gaining market share or a proven product may be particularly intense. Investments in venture capital funds are highly illiquid and there is no guarantee that the Master Fund will be able to realize its investments in the expected timeframe. In many instances, a venture capital investment may require additional infusions of capital in order to protect earlier investments, although there is no guarantee that such additional investments will lead to a successful investment by the venture capital fund.

Investments in Natural Resource Interests Are Subject to Market Fluctuations. The Master Fund may invest directly or indirectly in Portfolio Funds and Portfolio Funds’ assets that invest in oil and gas, timber or other natural resource interests. Oil and gas, timber and other natural resource investments involve risks in addition to those involved in investing in operating entities, including risks associated with natural resource prices and markets.

Market and Credit Risks of Debt Securities. The Portfolio Funds may invest in debt securities. Portfolios with debt securities are subject to credit and interest rate risks. “Credit risk” refers to the likelihood that a company will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of a company are the primary factors influencing credit risk. Credit risk may change over the life of an instrument. Securities that are rated by rating agencies are often reviewed and may be subject to downgrade, which generally results in a decline in the market value of such security. “Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules. Current economic and market conditions, which include a volatile credit market, may accentuate credit and interest rate risks and expose the Fund to a greater risk of loss.

Nature of Distressed Investments. The Master Fund may invest in Portfolio Funds that directly or indirectly invest in the securities and obligations of companies experiencing financial and/or operational distress, including debt obligations that are in covenant or payment default. Such investments are considered high-risk and speculative. Defaulted obligations might not be repaid at all or might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

Bankruptcy. Given their financial situation, distressed companies also face increased risk that they may be involved in bankruptcy proceedings. There are a number of significant risks when investing in distressed companies that are or may be involved in bankruptcy proceedings, including adverse and permanent effects on a company, such as the loss of its market position and key personnel, otherwise becoming incapable of restoring itself as a viable entity and, if converted to a liquidation, a possible liquidation value of the company that is less than the value that was believed to exist at the time of the investment. Bankruptcy proceedings are often lengthy and difficult to predict and could adversely impact a creditor’s return on investment. The bankruptcy courts have extensive power and, under some circumstances, may alter contractual obligations of a bankrupt company. Stockholders, creditors and other interested parties are all entitled to participate in bankruptcy proceedings and will attempt to influence the outcome for their own benefit. Administrative costs relating to a bankruptcy proceeding will be paid out of the debtor’s estate prior to any returns to creditors. In addition, creditors (such as a Portfolio Fund) can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by these actions, especially in the case of investments made prior to the commencement of bankruptcy proceedings. Also, certain claims, such as for taxes, may have priority by law over the claims of certain creditors. A Portfolio Fund also may seek representation on creditors’ committees and, as a member of a creditors’ committee, may owe certain obligations generally to all creditors similarly situated that the committee represents, and it may be subject to various trading or confidentiality restrictions. In addition, many events in a bankruptcy are the product of contested matters and adversary proceedings that are beyond the control of the creditors. To the extent permitted by applicable law, a Portfolio Fund will indemnify its general partner, any manager or any other person serving on such a creditors’ committee on behalf of the Portfolio Fund for claims arising from breaches of those obligations, and these indemnification payments could adversely affect the return on the Portfolio Funds’ investment in a reorganized company.

Fraudulent Conveyance Considerations. Various federal and state laws enacted for the protection of creditors may apply to the Portfolio Funds’ assets by virtue of the Portfolio Funds’ roles as a creditor with respect to the issuers of these investments. A court, in a lawsuit brought by an unpaid creditor or representative of creditors of a borrower, such as a trustee in bankruptcy or the borrower as debtor-in-possession, may invalidate, in whole or in part, any such indebtedness and any security interest or other lien securing the investment as a fraudulent conveyance. A court may also subordinate the indebtedness to existing or future creditors of the borrower or could order the recovery of amounts previously paid by the borrower (including amounts paid to the Portfolio Fund or the Master Fund) in satisfaction of the indebtedness or amounts representing proceeds of the security interest or other lien previously applied in satisfaction of the indebtedness. In general, if payments on an investment are voidable, whether as fraudulent conveyances or preferences, these payments can be recaptured either from the initial recipient (such as the Portfolio Fund) or from subsequent transferees of these payments, including the Master Fund.

Current Regulatory Risks. The Dodd-Frank Act was signed into law by President Obama on July 21, 2010. Section 619 of the Dodd-Frank Act (as it may be amended, and together with the rules or regulations promulgated thereunder), known as the “Volcker Rule,” restricts banking entities, such as Goldman Sachs, absent an applicable exclusion or exemption, from acquiring or retaining any equity, partnership or other ownership interests in, or sponsoring, a hedge fund or a private equity fund (“covered fund”). U.S. financial regulators issued final rules to implement the statutory mandate of the Volcker Rule on December 10, 2013, which are currently in effect with respect to Goldman Sachs’ investments in and relationships with the Fund.

The Volcker Rule also prohibits banking entities, such as Goldman Sachs from engaging in certain trading activities involving their own capital (also known as “proprietary trading”). These prohibitions may include certain restrictions on the extent to which Goldman Sachs may own Units of the Fund. If Goldman Sachs or its affiliates own 25% or more of the Units of the Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which include restrictions on the ability to purchase and sell securities on a short term basis. As of the date of this prospectus, Goldman Sachs owns more than 25% of the outstanding Units of the Fund. It is anticipated that Goldman Sachs will own less than 25% of the Units of the Fund once the offering is completed. However, if Goldman Sachs were to own more than 25% of the Units of the Fund following three years from the Fund’s launch date, the Fund may be unable to achieve its investment objective and may be forced to liquidate prematurely, among other things.

In addition, the Volcker Rule prohibits any banking entity, including Goldman Sachs, from engaging in certain activities that would involve or result in a material conflict of interest between the banking entity and its clients, customers or counterparties, or that would result, directly or indirectly, in a material exposure by the banking entity to high-risk assets or high-risk trading strategies, or that would pose a threat to the safety and soundness of the banking entity or the financial stability of the United States. However, there remains significant uncertainty as to how this prohibition will ultimately impact Goldman Sachs and the Fund.

Any requirements or restrictions imposed by Goldman Sachs’ policies and procedures or by the Volcker Rule agencies could materially adversely affect the Fund, including because the requirements or restrictions could result in, among other things, the Fund foregoing certain investments or investment strategies or taking or refraining from other actions, any of which could disadvantage the Fund, or adversely affect the value of the investments in which the Fund directly or indirectly participates.

The Volcker Rule’s final rules provide further information regarding how the above conditions may be interpreted or implemented.

The currently contemplated course of operation of the Fund may need to be altered in the future in one or more ways, to the extent the Investment Adviser in its discretion determines is necessary or advisable to comply with the Volcker Rule or any other applicable statute. In addition, the Volcker Rule or other rules issued under the Dodd-Frank Act could require or cause Goldman Sachs and/or investment vehicles that it organizes, offers or manages to liquidate or forego certain investments, or take other actions, which actions could disadvantage the Fund, or adversely affect the value of the investments in which the Fund directly or indirectly participates. Certain of these actions may have a material adverse effect on the Fund.

Regulation Affecting Underlying Commitments. In December 2015, the SEC published proposed new Rule 18f-4 to permit funds registered under the 1940 Act to enter into derivatives transactions and other types of financial commitments, including unfunded commitments to Portfolio Funds, notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18 of the 1940 Act. Proposed Rule 18f-4 under the 1940 could have a material adverse effect on the use of financial commitment transactions by registered investment companies, such as the Master Fund, and would require registered investment companies to put risk management measures in place in connection with such transactions. Specifically, proposed Rule 18f-4 would require the Master Fund to segregate certain assets to cover uncalled Underlying Commitments. The segregation of these assets would be required even if, for example, the Investment Adviser had no reasonable expectation that a Portfolio Manager was going to call for payment on some or all of an Underlying Commitment. There is no assurance as to whether or when proposed Rule 18f-4 will be adopted by the SEC or, if it is adopted, whether the final rule will contain the proposed provisions that could affect the Master Fund’s current treatment of uncalled Underlying Commitments or other similar provisions that impact the ability of the Master Fund to operate in the same manner as before the adoption of the rule.

If the rule were to be adopted as proposed, it could impact the Master Fund by requiring it to hold cash or other assets in amounts equal to certain commitments the Master Fund has made to invest in Portfolio Funds. As a result, this could affect the manner in which the Master Fund makes commitments to invest in Portfolio Funds, the timing and schedule of capital calls the Master Fund makes from its investors and the timing in which the Master Fund invests called capital. If the Master Fund were to accelerate the timing of investor capital calls due to the adoption of the rule, it could result in a material decline in the Master Fund’s expected performance as measured by an internal rate of return (because the Master Fund would hold a greater amount of uninvested capital for a longer period of time). The acceleration of investor capital calls would not, however, be expected to have a material impact on the total return to investors as measured by a multiple of investors’ capital invested in the Master Fund. Other measures taken by the Master Fund could include increasing the percentage of the Master Fund’s secondary investments, co-investments and/or Portfolio Funds that have committed a substantial amount of capital at the time of the Master Fund’s investment. These measures and other similar measures used by the Master Fund as a result of the rule could change the length of the Master Fund’s Investment Period, the amount of capital called, the composition of the Master Fund’s Portfolio Funds and/or the Master Fund’s investment results.

Regulation and Treatment of the Fund as a Bank Holding Company Affiliate. Goldman Sachs is regulated as a “bank holding company” under the Bank Holding Company Act (the “BHCA”), which generally restricts bank holding companies from engaging in business activities other than the business of banking and certain closely related activities. Goldman Sachs has elected to become a financial holding company under the BHCA and, as such, may engage in a broader range of financial and related activities, as long as Goldman Sachs continues to meet certain eligibility requirements.

It is contemplated that the Fund will be managed by the Board comprised of individuals, a majority of whom will be independent of Goldman Sachs, and that, as a result of this and other factors, the Fund will not be “controlled” by Goldman Sachs for BHCA purposes. If the Fund is not controlled by Goldman Sachs for BHCA purposes, the BHCA’s restrictions on Goldman Sachs’ activities and investments should not apply to the Fund.

However, if the Fund were deemed to be controlled by Goldman Sachs for bank regulatory purposes, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, may, among other things, restrict the transactions and relationships between the Investment Adviser, Goldman Sachs and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict investments and transactions by, and the operations of, the Fund. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities.

Limitations and Restrictions on the Fund’s Interests in the Portfolio Funds. If the Master Fund is deemed to be controlled by Goldman Sachs for bank regulatory purposes and therefore subject to restrictions under the BHCA, the Master Fund may elect that all or a portion of its interests in certain issuers, including Portfolio Funds or other assets of the Portfolio Funds, the ownership of which by the Master Fund is restricted or limited pursuant to the BHCA (a) shall be a non-voting interest whether or not subsequently transferred in whole or in part to any other persons, (b) shall not be included in determining whether the requisite percentage of the voting interests have consented to, approved, or taken any action under the governing documents of the governing documents for such issuers, and (c) shall for all other purposes be treated as part of a single class of interests with all other interests in such issuer, with the intention of precluding the Master Fund from being deemed to “control” such issuers for purpose of the BHCA.

Speculative Position Limits. The U.S. Commodity Futures Trading Commission (the “CFTC”) and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. In addition, in December 2016, the CFTC proposed new rules which would impose position limits for futures and options contracts on twenty-five agricultural, energy and metal commodities, and for economically equivalent futures, options and swaps as well. These rules may adversely impact the Fund, the Master Fund and the Portfolio Funds.

Management and Administration Expenses. In addition to the expenses the Fund is expected to bear as described herein, the Operating Agreement will provide that, in the event the Investment Adviser is replaced by another entity, the Fund will also bear the fees and expenses of such replacement.

Error and Error Correction Policies. The Investment Adviser will report to the Board any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of the Fund. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV. The Investment Adviser’s error policy and the Fund’s NAV error correction policy limit or restrict when corrective action will be taken. As discussed in more detail under the section entitled “Net Asset Value,” the Portfolio’s portfolio securities may be priced based on quotations for those securities provided by pricing services and Portfolio Funds may be priced by Portfolio Managers on a delayed basis. There can be no guarantee that a quotation provided by a pricing service or Portfolio Manager will be accurate. Each of the Investment Adviser and the Fund may at any time, in its discretion and without notice to Unitholders, amend or supplement its error and NAV error correction policies. Portfolio Managers may also have error and error resolution policies regarding the implementation of investment management decisions, trading or processing in relation to the Portfolio Managers’ clients, including the Fund. The Portfolio Managers’ respective error and error resolution policies may vary materially from one another and each may differ materially from the Investment Adviser’s policies described herein.

Potential Conflicts of Interest Risk. The Investment Adviser’s investment team is often responsible for managing the Fund as well as one or more funds and other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

No Independent Counsel. No independent counsel has been retained to represent the interests of the Unitholders. Neither this prospectus nor the Operating Agreement has been reviewed by any attorney on behalf of the Unitholders. Legal counsel to the Fund and the Investment Adviser do not represent any Unitholder.

Legal, Tax and Other Regulatory Risks. Legal, tax and regulatory changes could occur during or before the term of the Fund that may adversely affect the Fund and its investment results, and/or some or all of the Unitholders. Recent economic events have given rise to a political climate that may result in the Investment Adviser and private investment funds such as the Fund becoming subject to increased regulatory scrutiny and/or entirely new legal, tax or regulatory regimes both within the United States and in other countries in which the Fund may directly or indirectly invest. The Fund may be adversely affected as a result of new or revised legislation, or regulations imposed by the SEC, CFTC, IRS, Federal Reserve, other U.S. or non-U.S. tax or governmental regulatory authorities or self-regulatory organizations that supervise the financial markets.

The Fund and/or some or all of the Unitholders also may be adversely affected by changes in the interpretation or enforcement of existing laws and rules by these governmental authorities and self-regulatory organizations. It is not possible to determine the extent of the impact of any new or revised laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law. Compliance with any new laws or regulations could be more difficult and expensive, and may have a material adverse effect on the Fund and/or some or all of the Unitholders.

The regulation of alternative investment management companies and investment funds (including private equity funds and hedge funds) is evolving, and changes in the regulation of alternative investment management companies and investment funds may adversely affect the ability of the Fund and the Master Fund to pursue its investment objective. In addition, from time to time the market for private equity transactions has been adversely affected by regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions. It is not possible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law and the consequences attendant therewith. Compliance with any new laws or regulations could be more difficult and expensive than compliance with existing regimes, and may affect the manner in which the Fund and the Master Fund conducts business. New laws or regulations may also subject the Fund or some or all of its Unitholders to increased taxes or other costs. In addition, the market for private equity transactions has been adversely affected by a decrease in the availability of financing for transactions.

Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and regulations may be changed with retroactive effect. Moreover, the interpretation and application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Fund, a Portfolio Fund, and/or a Portfolio Asset to accrue potential tax liabilities even in situations where the Fund and/or the Unitholders do not expect to be ultimately subject to such tax liabilities. In that regard, accounting standards and/or related tax reporting obligations may change, giving rise to additional accrual and/or other obligations. In addition, Congress is currently scrutinizing the tax treatment of private equity funds and hedge funds, including the tax treatment of carried interest to which the Master Fund is subject in respect of its investment in a Portfolio Fund. Each prospective investor should also be aware that other developments in the tax laws of the United States or other jurisdictions where the Fund invests could have a material effect on the tax consequences to the Unitholders, the Fund and/or the Fund’s direct and indirect subsidiaries discussed in this prospectus and that Unitholders may be required to provide certain additional information to the Fund (which may be provided to the IRS or other taxing authorities) or may be subject to other adverse consequences as a result of such change in tax laws. In the event of any such change in law, each Unitholder is urged to consult its own tax advisors.

Significant tax reform legislation was recently enacted that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. For individual taxpayers, the legislation eliminates the deductibility of miscellaneous itemized deductions (including an investor’s share of the Management Fees and certain other Fund expenses) for taxable years 2018 through 2025. The impact of this new legislation on Unitholders, the Fund, the Master Fund and the entities through which the Master Fund invests is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Fund.

Certain Tax Risks. An investment in the Fund involves numerous tax risks, including, among others, the risks that (i) a Unitholder will be directly subject to U.S. state, local, and/or non-U.S. taxes and tax return filing requirements in the jurisdictions in which the Fund directly or indirectly invests or operates, (ii) the Fund and/or any investment vehicles through which it invests will be subject to U.S. state and local and non-U.S. taxes, including withholding taxes, in the jurisdictions in which the Fund directly or indirectly invests or operates, (iii) a Unitholder will be required to file for extensions for the completion of such Unitholder’s U.S. federal, state, local, non-U.S. and/or other income tax returns, (iv) a Unitholder will recognize phantom income (i.e., income without a corresponding receipt of cash), potentially in material amounts, subject to U.S. federal income tax at ordinary income tax rates, (v) a Unitholder will be subject to complex rules with respect to the deductibility of certain expenses and losses and/or the use of other tax attributes arising from certain portfolio investments, (vi) a tax-exempt Unitholder will be subject to U.S. federal income taxes and tax filing obligations on any UBTI earned (which may be material in amount), directly or indirectly, by the Fund, and also subject to U.S. state and local taxes and tax filing obligations in the U.S. state and local jurisdictions in which the income giving rise to such UBTI is generated, (vii) the Fund or a Unitholder will be subject to additional taxes, potentially on a retroactive basis, as a result of an audit or other tax contest or a change in tax law, or to uncertainty in the application of applicable laws and (viii) any direct or indirect investor who becomes a non-U.S. Unitholder will be subject to material adverse tax consequences as a result of an investment in the Fund. For a more complete discussion of the tax risks and other considerations applicable to an investment in the Fund, please see the section entitled “Certain Tax Considerations and Risks” in the SAI.

Private Fund Investor Customer Status. GS&Co. or other affiliates may act as placement agent for the Fund in connection with the offering of Units and may effect transactions in Units. Unless an investor’s Units (and any cash or securities distributed) are specifically identified as held by GS&Co. on an account statement issued by GS&Co. as broker-dealer, they are held directly on the books and records of the Fund, are not held in a Goldman Sachs brokerage account and are not subject to coverage by the Securities Investor Protection Corporation (“SIPC”) (or any excess SIPC coverage GS&Co. may arrange) for customer funds and securities held in Goldman Sachs brokerage accounts.

Other Regulatory. The Master Fund is registered as an investment company under the 1940 Act. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Master Fund, as well as the Portfolio Funds, may use derivatives that are subject to regulation by the CFTC. Because of this exposure to CFTC-regulated derivatives, the Investment Adviser could become subject to regulation as a “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and the CFTC’s rules and regulations with respect to the operations of the Fund and the Master Fund. However, the Investment Adviser has claimed no-action relief from regulation as a “commodity pool operator” with respect to the Fund and the Master Fund pursuant to CFTC Letter No. 12-38, which is available to an operator of a fund of funds who submits a notice filing to the CFTC claiming such relief and is compliant with certain specific criteria. Among other things, these criteria require that the Investment Adviser limit any direct trading by the Master Fund of CFTC-regulated derivatives for non-hedging purposes in a manner consistent with CFTC Rule 4.5 under the CEA, which provides an exclusion from the definition of the term “commodity pool operator” with respect to the operation of an investment company registered as such under the 1940 Act. If the Investment Adviser is unable to operate the Fund or the Master Fund in accordance with CFTC Letter No. 12-38, the Investment Adviser would have to operate them under a different exemption, which could result in additional costs and expenses to, or otherwise disadvantage, the Fund or the Master Fund.

Subsequent Unitholders. Subsequent Unitholders will receive Units at NAV and will therefore dilute or reduce the level of other Unitholders’ interests in the Fund. If the NAV of the Fund is lower when Units are issued at a Subsequent Issuance Date than at any previous issuance date (which may be more likely given the investment strategy and expenses of the Fund), Subsequent Unitholders would receive more Units for the same Commitment as Unitholders who were admitted at such previous issuance date which will result in a benefit to such Subsequent Unitholders. However, if the NAV of the Fund is higher when Units are issued at a Subsequent Issuance Date than at a previous issuance date, Subsequent Unitholders would receive fewer Units for the same Commitment as Unitholders who were admitted at such previous issuance date. Because the Fund’s expenses are expected to be higher in the beginning of its operations and dividends are paid pro rata based on outstanding Units, Subsequent Unitholders could receive more Units than other Unitholders and be entitled to a relatively larger proportion of dividends relative to the size of their Commitment. Certain investors may also be admitted to the Master Fund directly or indirectly through another feeder fund. Issuances of units of the Master Fund in such circumstances may have a similarly dilutive effect.

No guarantee or representation is made that the investment program of the Fund and the Master Fund, any investment or any of the Portfolio Managers will be successful, that the various investments selected by the Master Fund will produce positive returns or that the Fund and the Master Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The business and affairs of the Fund, including supervision of the duties performed by the Fund’s Investment Adviser, are managed under the direction of its Board. The names and business addresses of the Managers and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. GSAM serves as the investment adviser to the Fund and the Master Fund. The principal executive offices of GSAM are at 200 West Street, New York, New York 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of The Goldman Sachs Group, Inc., a bank holding company, and an affiliate of Goldman Sachs.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions, manages the Fund’s portfolio and is responsible for the Fund’s business affairs and other administrative matters. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio investments. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

•	Supervises all non-advisory operations of the Fund;

•	Provides personnel to perform necessary executive, administrative and clerical services to the Fund;

•

Arranges for the preparation of all required tax returns, reports and notices to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities;

•	Maintains the records of the Fund; and

•	Provides office space and all necessary office equipment and services.

Management Fee

The Investment Adviser has contractually agreed to waive any management fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. In consideration of the advisory services provided by the Investment Adviser, the Master Fund will pay the Investment Adviser the Management Fee, based on commitments to the Master Fund and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Master Fund. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Fund, the Fund would pay the Investment Adviser a management based on Commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund. The Management Fee for any partial quarter will be appropriately prorated.

Management Fees are generally expected to be paid using available funds, in which case these payments will not reduce Unitholders’ Undrawn Commitments. However, the Fund may draw down Undrawn

Commitments for Management Fees, in which case amounts contributed would reduce Unitholders’ Undrawn Commitments.

Investment Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Michael Brandmeyer	Portfolio Manager—Goldman Sachs Private Markets Fund 2018 LLC	Since Inception

Mike is co-chief investment officer of the Alternative Investments & Manager Selection (AIMS) Group and co-head of Private Equity Strategies. He is co-chair of the AIMS Private Equity Investment Committee, AIMS Credit and Fixed Income Committee, AIMS General Partner Strategies Investments Committee, and is a member of the AIMS Real Estate Investment Committee. Previously, he was co-head of the AIMS Vintage Secondaries Platform. Before joining the AIMS Group, he was a portfolio manager in the Fixed Income Group focusing on domestic and international high yield. Mike joined Goldman Sachs in 1995 as an associate in the Investment Management Division and was named managing director in 2004 and partner in 2012.

Mike serves as a member of the Advisory Board at the School of International and Public Affairs at Columbia University.

Mike earned a BA in International Affairs from the University of California, Davis, an MBA from Columbia Business School and an MIA from the School of International and Public Affairs at Columbia University. He is a CFA charterholder.

Julia Feldman	Portfolio Manager—Goldman Sachs Private Markets Fund 2018 LLC	Since Inception	Julia Feldman is a managing director in the Alternative Investments & Manager Selection (AIMS) Group, based in San Francisco. She is a member of the AIMS Private Equity Investment Committee and the Private Equity Investment Team. Julia first joined Goldman Sachs in 1999 and worked in the Investment Banking Division. Prior to rejoining the firm in 2006, she was a product marketing manager with Yahoo! Search Marketing (previously Overture). She received a BS in Economics from the University of Pennsylvania and an MBA from the Harvard Graduate School of Business Administration.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Chris Kojima	Portfolio Manager—Goldman Sachs Private Markets Fund 2018 LLC	Since 2018	Chris Kojima is global head of the Alternative Investments & Manager Selection (AIMS) Group in the Investment Management Division of Goldman Sachs & Co. LLC. He is also the AIMS co-chief investment officer and oversees the AIMS investment committees. He is a member of the Goldman Sachs Partnership Committee, the Investment Management Division (IMD) Executive Committee, and the IMD Client and Business Standards Committee. He also serves on the Board of Overseers of Launch with GS. Chris has led the AIMS Group since its formation in 2007, and previously led IMD’s private equity activities, prior to their incorporation into the AIMS Group. He joined Goldman Sachs in 1995 in the Leveraged Finance Group, was named Managing Director in 2002, and was named Partner in 2008. Chris also is vice chair of the board of The Juilliard School, director of the New York Philharmonic, and serves on the investment committees of Collegiate School and The Juilliard School. He is a member of the Council on Foreign Relations and has served as adjunct professor at Columbia Business School, with research published in The Journal of Alternative Investments and The Journal of Private Equity. Chris earned a Bachelor of Commerce from the University of Manitoba, a Master of Philosophy from the University of Cambridge and a J.D. from Harvard Law School.

Michael Brandmeyer, Julia Feldman and Chris Kojima have day-to-day management responsibility of the Fund.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see “Management Services—Portfolio Managers’ Compensation” in the SAI.

Other Service Providers

Placement Agent

GS&Co. will serve as the placement agent of the Fund (the “Placement Agent”). In addition, the Fund may engage one or more affiliated or unaffiliated or successor or additional placement agents. Under the terms of a placement agent agreement with the Placement Agent, the Placement Agent is authorized to retain sub-placement agents for distribution services and to provide ongoing investor services and account maintenance services to Unitholders.

Auditors

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210, is the Fund’s independent registered public accounting firm.

Custodian

State Street, One Lincoln Street, Boston, MA 02111, is the Fund’s custodian.

Administrator

State Street is the Fund’s administrator. State Street provides certain services, including, among others, preparation of certain reports and filings with the SEC, certain NAV computation services and such other services for the Fund as may be mutually agreed upon between the Fund and State Street. State Street receives fees based on total Commitments and such other fees as are agreed upon from time to time. In addition, State Street is reimbursed by the Fund for reasonable out-of-pocket expenses.

Transfer Agent

GS&Co., 200 West Street, New York, New York 10282, is the Fund’s transfer agent.

Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund and the Master Fund or limit the Fund’s and the Master Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund.

Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. Transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. The Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law. For more information about conflicts of interest, see “Potential Conflicts of Interest” in the SAI.

The Master Fund’s investment objective and investment strategies are similar to those of other accounts managed or sponsored by Goldman Sachs (“Accounts”), and an investment appropriate for the Master Fund may also be appropriate for those Accounts. This creates potential conflicts in allocating investment opportunities among the Master Fund and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by the Master Fund and other Accounts are not permitted under applicable law.

The Master Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the Master Fund’s independent managers and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Master Fund’s outstanding voting securities will be the Master Fund’s affiliate for purposes of the 1940 Act, and the Master Fund is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions (which could include investments in the same Portfolio Fund) with such affiliates, absent the prior approval of the Master Fund’s independent managers. The Investment Adviser and its affiliates, including persons that control, or are under common control with, the Master Fund or the Investment Adviser, are also considered the Master Fund’s affiliates under the 1940 Act, and the Master Fund is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.

Subject to applicable law, the Master Fund may invest alongside Goldman Sachs and its Accounts. In certain circumstances, negotiated co-investments by the Master Fund and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Master Fund to do so. The Master Fund may rely on an exemptive order from the SEC that permits the Master Fund to participate in negotiated co-investment transactions with certain affiliated funds, whose investment adviser is GSAM, in a manner consistent with its investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief. Pursuant to the exemptive relief, the Board may establish criteria, which may be amended, rescinded, suspended or qualified by the Board at any time, describing the characteristics of potential investments that would be within the Master Fund’s then-current investment objectives and strategies that GSAM should consider as appropriate for co-investment for the Master Fund and other funds managed by the Investment Adviser. As a result of such order, there could be significant overlap in the Master Fund’s investment portfolio and the investment portfolios of other funds managed by the Investment Adviser. Pursuant to the exemptive order, among other things the Master Fund’s independent managers must not have any direct or indirect financial interest in the co-investment transaction. Such limitation may restrict the availability of investment opportunities due to the financial interests of the Fund’s independent managers. For purposes of this limitation, the Master Fund does not view an independent manager’s investment in an unaffiliated investment vehicle that invests in a Portfolio Fund as an indirect financial interest in a co-investment transaction.

The Master Fund may also invest alongside other Accounts advised by the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Master Fund may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting the Master Fund and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on the Master Fund’s behalf and on behalf of its other clients, negotiates no term other than price. The Master Fund may also invest alongside the Investment Adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the Investment Adviser.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed outside of the AIMS Group are generally viewed separately for allocation purposes. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Master Fund does not and vice versa.

Personnel of the Investment Adviser involved in decision-making for Accounts may make allocation related decisions for the Master Fund and other Accounts by reference to one or more factors, including: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Master Fund) irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“Performance-based Fees and Side-by-Side Management—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

Control Person

To provide the initial capitalization of the Fund, GSAM Holdings LLC, an affiliate of Goldman Sachs & Co. LLC, has purchased Units from the Fund in an amount sufficient to satisfy the Fund’s net worth requirements under Section 14(a) of the 1940 Act. Therefore, GSAM Holdings LLC currently owns 100% of the outstanding Units. GSAM Holdings LLC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Units. However, it is anticipated that GSAM Holdings LLC will no longer be a control person once the offering is completed.

LEVERAGE

The Fund or the Master Fund (as applicable) may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, including to bridge funding shortfalls for investments in advance of drawdowns, as part of the Master Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, and to facilitate the Master Fund’s hedging activities. The terms of the indebtedness incurred by the Fund or the Master Fund may require such entity to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed and guaranteed, measured at the time the indebtedness is incurred. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness measured at the time the indebtedness is incurred. The Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions. The same limitations apply to the Master Fund.

The Fund or the Master Fund may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser’s assessment of market conditions and the investment environment, and the costs that the Fund or the Master Fund would incur as a result of such leverage. There is no assurance that the Fund or the Master Fund will utilize any form or combination of leverage.

Lenders in respect of any indebtedness of the Fund or the Master Fund would have the right to receive interest on and repayment of principal of any such indebtedness, which right will be senior to those of the Unitholders. If the Fund or the Master Fund utilizes indebtedness, the Unitholders will bear the offering costs of the issuance of any indebtedness. In addition, the Fund expects that any credit facility that it or the Master Fund enters into, or any notes that it or the Master Fund issues, would contain provisions limiting certain activities of the Fund and/or the Master Fund, including payments to Unitholders in certain circumstances.

The use of leverage can create risks. Changes in the value of the Fund’s or the Master Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the Unitholders. If there is a net decrease or increase in the value of the Fund’s or the Master Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV to a greater extent than if the Fund or the Master Fund did not utilize leverage. A reduction in the Fund’s NAV, market price and distributions may cause a reduction in the market price of its Units.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements.

Like the Fund and the Master Fund, the Portfolio Funds in which the Master Fund invests may use leverage for a variety of purposes. The leverage used by the Portfolio Funds may take the form of indebtedness for borrowed money as well as financial leverage in the form of short sales, forward contracts, options, derivatives, and other similar transactions, which may expose the Fund to greater risks than if the Portfolio Funds did not use leverage. Gains made with borrowed funds generally would cause the Portfolio Funds’ value to increase faster than without borrowed funds. However, losses incurred with borrowed funds would cause the Portfolio Funds’ value to decrease faster and more significantly than without the use of borrowed funds. Money borrowed for the purpose of leveraging investments will also be subject to interest costs as well as other fees and costs that may not be recovered by returns on the Portfolio Funds’ investments or other investment positions taken by the Portfolio Funds that the Fund or the Master Fund invests in. In addition, similar risks exist with respect to leverage incurred by the companies, securities or other entities in which the Portfolio Funds invest.

In addition, the Master Fund may invest in derivatives, reverse repurchase agreements and economically similar transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Master Fund to make payments, the Master Fund intends to earmark or segregate cash or liquid securities to cover its obligations in accordance with applicable interpretations of the staff of the SEC. Such segregation or cover is intended to provide the Master Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Master Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Master Fund’s (and the Fund’s) financial leverage. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. To the extent that the Master Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to asset coverage requirements.

The Fund’s and the Master Fund’s willingness to utilize leverage, and the amount of leverage the Fund and/or the Master Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s and the Master Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

ADDITIONAL INFORMATION ABOUT THE FUND

Description of Units

The Fund is a limited liability company organized under the laws of the State of Delaware on October 3, 2017 and is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund invests all or substantially all of its net assets in the Master Fund, a Delaware limited liability company that is also registered under the 1940 Act, as part of a “master/feeder” structure. The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund, as further described below.

The anticipated aggregate offering size for the Master Fund is approximately $350 million (or higher, in the discretion of the Board). The first date on which the Fund accepts commitments for common units of limited liability company interests (“Units”) in the Fund, other than from the initial unitholder (the “Initial Unitholder”), is referred to as the “Initial Closing Date” and the first date on which Units are issued other than to the Initial Unitholder is referred to as the “Initial Issuance Date.”

Following the acceptance by the Fund of a subscription agreement executed by a prospective unitholder and the admission of such unitholder to the Fund, such unitholder shall become a member in the Fund (a “Unitholder”) and shall be subject to the provisions of the subscription agreement and the Operating Agreement. The offering price per Unit at the Initial Issuance Date will be $20.00. Following the Initial Issuance Date, Units will be offered at a price equal to the Fund’s then-current NAV per Unit.

Unitholders are entitled to receive dividends or other distributions declared by the Board and will be entitled to one vote for each Unit held on all matters submitted to a vote of the Unitholders.

The Fund may hold, and expects to hold, a limited number of closings subsequent to the Initial Closing Date (each date on which a subsequent closing is held, a “Subsequent Closing Date”). Any Unitholder admitted to the Fund or increasing its Commitment on a Subsequent Closing Date (a “Subsequent Unitholder”) may be required to contribute to the Fund a percentage of its Commitment or the increased amount thereof, as applicable, equal to the percentage of Commitments that has been funded as of such date by all other Unitholders who are not affiliates of Goldman Sachs.

Distributions

Subject to the terms of any financing arrangements or other obligations or Preferred Units, the Fund, in its sole discretion, generally will distribute available cash, net of reserves, that the Fund receives from the Master Fund as distributions from, or proceeds from the disposition of interests in, Portfolio Funds, provided that to the extent the Fund receives cash that constitutes Recyclable Amounts or Recallable Amounts, the Fund may retain such cash for reinvestment or may distribute and recall such amount. In addition, a portion or all of any distribution of the Fund may consist of a return of capital. The amount and timing of distributions will be at the Fund’s sole discretion.

The timing of distributions from Portfolio Funds will be determined at the discretion of Portfolio Managers of such Portfolio Funds and will vary due to the nature of the Portfolio Funds and, as a result, the Board will have no control over the timing and amount of distributions from such investments.

At the election of the Investment Adviser, the Master Fund may retain proceeds received by the Master Fund from the Portfolio Funds. After the Investment Period has terminated, proceeds retained by the Master Fund would primarily be used to pay the Master Fund’s expenses, reduce leverage, or pay other obligations.

Separate from and in addition to any amounts retained or recalled for reinvestment by the Master Fund, in the event that funds are distributed to the Master Fund by a Portfolio Fund or other investment, which are subject to reinvestment in such Portfolio Fund or other investment, the Master Fund may, in its discretion, hold such amounts or distribute such amounts. If such amounts are distributed to the Unitholders, each Unitholder’s Undrawn Commitment will be increased by the amount of funds so distributed.

Closed-End Fund Structure

The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally do not redeem their shares at the request of the investor. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Wind-Down Process

The Fund shall be dissolved only (i) upon the expiration of its term (as such term may be extended pursuant to the Operating Agreement); (ii) at any time upon a decision of the Board; (iii) if there are no members of the Fund, unless the business of the Fund is continued in accordance with the Operating Agreement or the Delaware Act; or (iv) upon the entry of a decree of judicial dissolution under the Delaware Act.

The Board may, to the extent it deems appropriate and without Unitholder approval, adopt a plan of liquidation at, or at any time preceding, the expiration of the term of the Fund, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Fund’s existence, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to Unitholders prior to the expiration of the term of the Fund. The Fund retains broad flexibility to liquidate its portfolio, wind up its business and make liquidating distributions to Unitholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objective. Following a liquidation of substantially all of its portfolio and the distribution of the net proceeds thereof to Unitholders, the Fund may continue in existence to pay, satisfy, and discharge any existing debts or obligations, collect and distribute any remaining net assets to Unitholders, and do all other acts required to liquidate and wind up its business and affairs. As soon as practicable after the expiration of the term of the Fund, the Fund will complete the liquidation of its portfolio (to the extent not already liquidated), retire or redeem its leverage facilities (to the extent not already retired or redeemed), distribute all of its liquidated net assets to its Unitholders (to the extent not already distributed) and terminate its existence under Delaware law.

NET ASSET VALUE

Each of the Fund and the Master Fund will compute its NAV as of the last business day of each quarter, each date a Unit is issued, and at such other times as deemed appropriate by the Board on the advice of the Investment Adviser. The Fund expects the Master Fund to estimate the fair value of its investments in Portfolio Funds using the NAV of the Portfolio Funds, which are expected to be calculated in a manner consistent with the principles of Financial Accounting Standards Board, Topic 946. To determine the NAV of the Fund, the Fund relies on information from the Master Fund, which, in turn, receives such information from the Portfolio Funds. The Fund and the Master Fund will consider whether an adjustment to the most recent NAV of the Master Fund’s investments in Portfolio Funds is necessary based on available information to estimate a NAV that is calculated in a manner consistent with Topic 946. In determining its NAV, the Master Fund will value its investments as of such quarter-end, each date a Unit is issued, and at such other times as deemed appropriate by the Board on the advice of the Investment Adviser. When calculating its NAV at a time other than a quarter end, the Master Fund will determine the value of its investments in Portfolio Funds by reference to the most recent valuations provided by the Portfolio Managers of the Portfolio Funds and will make adjustments, as necessary, based on additional information received from the Portfolio Managers of the Portfolio Funds, accrued expenses, and any other information that the Investment Adviser deems pertinent. The NAV of the Fund will equal the value of the total assets (including the value of indirect investments in Portfolio Funds through the Master Fund), less all of the liabilities, including accrued fees and expenses. The NAV of the Fund may be calculated on a unitized basis by dividing the NAV of the Fund by the number of outstanding Units. To the extent that the Fund invests in the Master Fund, the Fund’s NAV will be directly affected and related to the Master Fund’s NAV. To the extent that the Fund has assets and liabilities other than its investment in the Master Fund, such assets and liabilities will be valued as described herein.

The Board has approved procedures pursuant to which the Fund and the Master Fund will value their investments and ensure that valuations of Portfolio Fund interests meet the relevant criteria to rely on the practical expedient methodology. The Board has delegated to the Investment Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, the Fund’s assets will be valued at their fair market value as determined by the Investment Adviser in good faith, taking into consideration all available information and other factors that the Investment Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board. The Investment Adviser may rely upon any valuations provided to it by the Portfolio Managers, but is not obligated to do so. To the extent the Investment Adviser so relies, and the Portfolio Fund does not fully and completely accrue for any taxes expected to be borne by entities under its control, the Investment Adviser will not be able to reflect such taxes in the audited financial statements it provides to Unitholders. In addition, the Investment Adviser may or may not value the Portfolio Funds and the underlying investments therein consistently with how the same or similar investments are valued by Goldman Sachs. The value of an asset shall be the market value thereof if market quotations are readily available and are, in the judgment of the Investment Adviser, appropriate, taking into account the size, liquidity and nature of the asset and the rights and restrictions that pertain to the asset. With respect to assets that are not readily marketable or for which, in the judgment of the Investment Adviser, market quotations do not accurately reflect the value of the asset, the Investment Adviser may determine the value of such assets in its discretion or may hire a third party to appraise such assets. The Investment Adviser shall also have discretion to assess the Portfolio Funds and to assign values as it believes are reasonable, and to adjust valuations of the Portfolio Funds and the underlying investments therein based on hedging activities undertaken by the Fund. The Investment Adviser shall also have the discretion to use other valuation methods that it determines, in its discretion, are fair and reasonable. Since there is no established market for Units or Portfolio Funds, the valuation of Units and Portfolio Funds is difficult and not without uncertainty and may not necessarily reflect the valuation of their respective underlying assets.

TAXATION

GOLDMAN SACHS DOES NOT PROVIDE LEGAL, TAX OR ACCOUNTING ADVICE. EACH PROSPECTIVE INVESTOR SHOULD OBTAIN INDEPENDENT TAX ADVICE BASED ON ITS PARTICULAR SITUATION.

The following summary describes certain significant U.S. federal income tax consequences of, and certain other tax considerations relating to, the ownership and disposition of Units to a Unitholder that is a U.S. person (i.e., (i) an individual who for U.S. federal income tax purposes is a citizen or resident of the United States (generally meaning, an individual that has exceeded certain thresholds for being physically present in the United States or holds a U.S. green card), (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof (including the District of Columbia), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of the source of that income, or (iv) a trust, if, in general, a U.S. court is able to exercise primary supervision over such trust’s administration and one or more U.S. persons has the authority to control all of such trust’s substantial decisions). As an investment in the Fund is not generally available to investors that are not U.S. persons, and Unitholders who become non-U.S. persons (a “Non-U.S. Unitholder”) may be subject to certain termination provisions set forth in the Operating Agreement, this disclosure is generally limited to U.S. persons; however, if a Unitholder becomes a non-U.S. person and the Board does not exercise such termination rights or if a non-U.S. person indirectly invests in the Fund through a U.S. Unitholder, such non-U.S. person should expect to be subject to adverse tax consequences, including those briefly summarized in “Certain Tax Considerations and Risks—Special Considerations for Non-U.S. Unitholders” in the SAI. Any Unitholder that ceases to be, or expects to cease to be, a U.S. person shall be required to notify the Board of such change in status.

This summary does not discuss all of the tax consequences and other considerations that may be relevant to a particular investor or to certain investors that are subject to special treatment under U.S. federal income tax laws, including but not limited to, insurance companies, banks, pension funds, charitable remainder trusts, and private foundations. Moreover, this summary assumes that each Unitholder holds its Units as a capital asset. This summary is necessarily general and does not constitute tax advice. Accordingly, each prospective investor should consult its own tax advisors with respect to the specific U.S. federal, state, local, and non-U.S. tax consequences and/or filing obligations of an investment in the Fund.

This summary is based on the United States Internal Revenue Code of 1986, as amended (the “Code”), as in effect on the date of this prospectus, the United States Treasury Regulations promulgated thereunder, rulings of the Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change. Subsequent developments and changes in the tax laws of the United States and any countries in which the Fund invests including changes in or differing interpretations of the foregoing authorities, which may be applied retroactively, could have a material effect on the tax consequences to the Unitholders, the Fund, and/or any intermediate vehicle through which the Fund invests. Neither the Fund nor the Board undertakes any obligation to supplement or update the discussion contained in this summary if any applicable laws change after the date hereof. The Fund has not sought a determination or ruling from the IRS or any other U.S. federal, state, local, or non-U.S. taxing authority with respect to any of the tax issues affecting the Fund or the Unitholders. There can be no assurances that the IRS or any other taxing authority will not take a different position concerning any of the tax consequences described in this summary.

General. The Fund and the Master Fund each has been formed as a Delaware limited liability company (that, due to the imposition of certain transfer restrictions, is not expected to be a “publicly traded partnership” for U.S. federal income tax purposes). As a result, the Fund generally will not itself be subject to U.S. federal income tax, but each Unitholder generally will be required to take into account its allocable share of the Fund’s items of income, gain, loss, deduction, and/or credit for the taxable year of the Fund ending within or with the taxable year of the Unitholder, without regard to whether such Unitholder has received or will receive corresponding distributions from the Fund. Due to potential timing differences between income recognition for tax purposes and actual cash distributions, including as a result of some or all of the Portfolio Funds and their Portfolio Assets being treated as partnerships or other flow-through entities, it is possible that a Unitholder may incur income tax liabilities in excess of actual cash distributions. Accordingly, a Unitholder should expect to be subject to taxation by virtue of its investment in the Fund, including at ordinary income tax rates, without receiving cash distributions sufficient to pay the related taxes.

Possible U.S. State and Local Taxes and Filing Requirements. In addition to U.S. federal income tax obligations, Unitholders should expect to be required to file tax returns and/or pay taxes in the U.S. state and local jurisdictions in which the Fund directly or indirectly invests or otherwise operates. Additionally, the Fund, the Master Fund and/or any investment vehicles through which the Fund invests may be directly or indirectly subject to state and local taxes and filing obligations in jurisdictions in which the Fund directly or indirectly invests or otherwise operates (including through pass-through entities and in other circumstances). In any event, the Unitholders should expect the Fund and/or the entities through which it invests to be subject to taxes in any such jurisdiction. The taxes described in this paragraph could be material and the impact of any taxes that may be imposed on the Fund or its investment vehicles may not be reflected in the valuation of a Unitholder’s Units in the Fund.

Although generally not subject to U.S. federal income tax, the Fund may, by reason of directly or indirectly engaging in a trade or business, become subject to state or local income or similar taxes imposed on the Fund or the Portfolio Funds themselves (e.g., the New York City Unincorporated Business Tax).

Information Reporting; Tax Returns and Audits. The Fund will file an annual information return on IRS Form 1065 and will provide information on Schedule K-1 to each Unitholder following the close of the Fund’s taxable year. In the likely event that the Fund does not receive all of the underlying tax information necessary to prepare Forms 1065 and K-1 on a timely basis, the Fund will be unable to provide timely final tax information to the Unitholders.

Each Unitholder will be responsible for the preparation and filing of such Unitholder’s own income tax returns. Additionally, each Unitholder should anticipate and expect to file for extensions for the completion of its U.S. federal, state, local, non-U.S. and/or other income tax returns. The Fund will attempt to provide timely tax estimates of each Unitholder’s tax obligations, although these tax estimates may materially change.

For a further discussion of the tax considerations of an investment in the Fund, prospective investors should refer to the section entitled “Certain Tax Considerations and Risks” in the SAI.

EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISORS WITH RESPECT TO THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX AND/OR FILING CONSEQUENCES OF AN INVESTMENT IN THE FUND.

LEGAL MATTERS

Certain legal matters in connection with the Units will be passed upon for the Fund by Dechert LLP, New York, New York and for the Investment Adviser by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

Goldman Sachs Private Markets Fund 2018 (A) LLC

Units

PROSPECTUS

Goldman Sachs & Co. LLC

November 9, 2018

PMFAPRO-18